                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              TFC ENTERPRISES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[_]  No fee required
     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)  Title of each class of securities to which transaction applies:
     Common Stock, par value $.01 per share
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies: 11,551,033 shares of Common Stock and 1,214,179 options
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     Each of the 11,551,033 issued and outstanding shares of Common Stock will, upon consummation of the merger, be converted into the right to receive $1.87 in cash. With respect to the 1,214,179 options to purchase Common Stock, holders thereof will receive, in consideration for the cancellation thereof, an amount per option share in cash equal to the excess of $1.87, if any, over the exercise price (which exercise prices range from $1.25 per share to $3.125 per share), which would be an aggregate amount of $200,138, assuming the cancellation of all such options. The fee is calculated on the basis of 1/50 of 1% of the aggregate merger consideration of $21,800,569.
--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     $21,800,569

--------------------------------------------------------------------------------
(5)  Total fee paid:
     $4,360.11
--------------------------------------------------------------------------------
[X]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:
--------------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
(3)  Filing Party:
--------------------------------------------------------------------------------
(4)  Date Filed:
--------------------------------------------------------------------------------

                              TFC ENTERPRISES, INC.
                              5425 ROBIN HOOD ROAD
                             NORFOLK, VIRGINIA 23513

To the Stockholders of TFC ENTERPRISES, INC.:

         You are cordially invited to attend a special meeting of the stockholders of TFC Enterprises, Inc. that will be held at the Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia, 23502, at 9:00 a.m. Eastern Time, on May 20, 2003.

         At the special meeting, you will be asked to approve and adopt a merger agreement, which provides for the merger of TFC and a subsidiary of Consumer Portfolio Services, Inc. In connection with the merger, you will be entitled to receive $1.87 in cash for each share of TFC common stock that you own, other than shares for which you properly exercise statutory appraisal rights.

         Your Board of Directors has unanimously adopted the merger agreement and recommends that you vote "FOR" approval of the merger agreement. The Board believes that the merger is advisable and in the best interests of our stockholders. Our financial advisor has delivered an opinion to the effect that, as of the date of the opinion and based upon the assumptions made, matters considered, and limitations contained in the opinion, the consideration to be received by you in the merger is fair to you from a financial point of view.

         We urge you to read the attached Proxy Statement carefully. It describes the merger agreement in detail and includes a copy of the merger agreement as Appendix A.

         It is very important that your shares are represented at the special meeting. Whether or not you plan to attend the special meeting, please complete, date and sign the enclosed proxy card and return it promptly in the postage-paid envelope provided. If you attend the special meeting, you may vote in person, even if you previously returned your proxy card. An abstention or failure to vote or failure to submit a proxy will have the same effect as voting "AGAINST" the merger.

         Please do not send your stock certificates with the enclosed proxy card. Promptly after the merger, a letter of transmittal will be mailed to you for the surrender of your stock certificates.

         On behalf of the Board of Directors, I thank you for your prompt attention to this important matter.

Sincerely,

/s/ Robert S. Raley, Jr.
------------------------
Robert S. Raley, Jr.
Chairman of the Board, and Chief Executive Officer

April 23, 2003

                              TFC ENTERPRISES, INC.
                              5425 ROBIN HOOD ROAD
                             NORFOLK, VIRGINIA 23513

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                           To Be Held On May 20, 2003

         Notice is hereby given that a special meeting of the stockholders of TFC Enterprises, Inc. will be held at the Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia, 23502, at 9:00 a.m. Eastern Time, on May 20, 2003.

         A proxy card, a Proxy Statement and a postage-paid envelope for the special meeting are enclosed.

The special meeting is for the following purposes:

1. To approve and adopt the Agreement and Plan of Merger, dated March 31, 2003, among TFC Enterprises, Inc. ("TFC"), CPS Mergersub, Inc. and Consumer Portfolio Services, Inc. ("CPS"). Under the terms of the merger agreement, CPS Mergersub, Inc., a wholly-owned subsidiary of Consumer Portfolio Services, Inc., will merge with and into TFC, and TFC will become a wholly owned subsidiary of CPS. You will be entitled to receive $1.87 in cash for each share of our common stock that you own. A copy of the merger agreement is included as Appendix A to the accompanying Proxy Statement; and

2. To transact such other matters as may properly come before the special meeting or any adjournments or postponements thereof. We are not currently aware of any other business to come before the special meeting.

3. Only those stockholders of record at the close of business on April 15, 2003 are entitled to the notice hereof and to attend and vote at the special meeting, and any adjournments or postponements of the special meeting. The accompanying Proxy Statement and proxy card are being sent to our stockholders on or about April 23, 2003.

         You are cordially invited to attend the special meeting of stockholders. However, to ensure your representation at the special meeting, please complete, sign, date and promptly mail your proxy card in the enclosed postage-paid envelope. The proxy card will not be used if you attend and vote at the special meeting in person.

                     By Order of the Board of Directors,

                     /s/ Robert S. Raley, Jr.
                     ------------------------
                     Robert S. Raley, Jr.
                     Chairman of the Board, and Chief Executive Officer

Norfolk, Virginia
April 23, 2003

YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE MERGER AGREEMENT.

                              TFC Enterprises, Inc.
                              5425 Robin Hood Road
                             Norfolk, Virginia 23513

                                 PROXY STATEMENT
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON May 20, 2003

         The Boards of Directors of TFC Enterprises, Inc. and Consumer Portfolio Services, Inc. have agreed on a merger that will combine our businesses. This Proxy Statement and the accompanying proxy card are being furnished in connection with the solicitation by the Board of Directors of TFC of proxies for use at the special meeting of our stockholders to be held on May 20, 2003, at the Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia, 23502, at 9 AM local time, or at any postponements or adjournments thereof.

         At the special meeting, TFC stockholders will be asked to approve the Agreement and Plan of Merger, dated as of March 31, 2003, among TFC Enterprises, Inc., Consumer Portfolio Services, Inc. and CPS Mergersub, Inc., a wholly owned direct subsidiary of CPS. Consummation of the merger will result in:

     . CPS Mergersub, Inc. merging with and into TFC, with TFC surviving and becoming a direct wholly owned subsidiary of CPS;

     . each share of TFC common stock outstanding immediately prior to the closing of the merger being converted into the right to receive $1.87 in cash, other than shares held by stockholders of TFC who are entitled to and who have perfected their appraisal rights.

         TFC cannot complete the merger without the approval of its stockholders. Approval of the merger agreement requires the affirmative vote of at least a majority of the outstanding shares of TFC common stock entitled to vote.

         The Board of Directors of TFC has unanimously approved the merger agreement, has declared the merger advisable and in the best interests of TFC and its stockholders, and recommends that you vote "FOR" approval of the merger agreement and the merger.

         This Proxy Statement and the accompanying proxy card are first being mailed or otherwise distributed to our stockholders on or about April 23, 2003.

                                TABLE OF CONTENTS

                                                                                                     Page
SUMMARY.................................................................................................1
QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING..........................................7
WHERE YOU CAN FIND MORE INFORMATION.....................................................................8
THE SPECIAL MEETING.....................................................................................9
General.................................................................................................9
Matters to Be Considered at the Special Meeting.........................................................9
Record Date; Vote Required..............................................................................9
Voting of Proxies......................................................................................10
Revocability of Proxies................................................................................10
TFC Enterprises, Inc. Common Stock.....................................................................10
Solicitation of Proxies and Expenses...................................................................11
Board Recommendation...................................................................................11
THE PROPOSED MERGER....................................................................................11
General................................................................................................11
The Companies..........................................................................................12
Background of the Merger...............................................................................14
Reasons for the Merger and the Recommendation of the Board of Directors................................17
Opinion of Houlihan Lokey Howard & Zukin...............................................................19
Analyses...............................................................................................21
Interests of Certain Persons and Management in the Merger..............................................24
Certain Material U.S. Federal Income Tax Consequences of the Merger....................................25
Accounting Treatment of the Merger.....................................................................26
No TFC Warrants Remain Outstanding.....................................................................27
TFC STOCKHOLDER PROPOSAL: APPROVAL OF THE MERGER AGREEMENT AND THE MERGER..............................28
Overview of the Transaction............................................................................28
You Will Receive Cash for Your Shares of TFC Common Stock..............................................28
Treatment of Options...................................................................................28
Effective Date.........................................................................................29
The Paying Agent.......................................................................................29
Payment of Merger Consideration and Surrender of Stock Certificates....................................29
Do Not Forward Your Stock Certificates to the Paying Agent Without a Letter of Transmittal.............30
Fees and Expenses of the Merger........................................................................30
Appraisal Rights.......................................................................................30
Material Provisions of the Merger Agreement............................................................34
Representations and Warranties.........................................................................34
Conduct of Business Pending the Merger.................................................................36
Regulatory Matters.....................................................................................39
No Solicitation of Alternative Transactions............................................................39
Director and Officer Indemnification and Insurance.....................................................40
Employee Benefits......................................................................................40
Conditions to Completion of the Merger.................................................................40
Termination of the Merger Agreement....................................................................41
Payment of Fees and Expenses...........................................................................43
Extension, Waiver and Amendment of the Merger Agreement................................................43
BENEFICIAL OWNERSHIP OF TFC ENTERPRISES, INC. COMMON STOCK.............................................44
STOCKHOLDER PROPOSALS..................................................................................45
OTHER MATTERS..........................................................................................45
FORWARD-LOOKING STATEMENTS.............................................................................45
INDEPENDENT ACCOUNTANTS................................................................................45
APPENDIX A--AGREEMENT AND PLAN OF MERGER
APPENDIX B--FAIRNESS OPINION OF HOULIHAN LOKEY HOWARD & ZUKIN
APPENDIX C--DELAWARE GENERAL CORPORATION LAW--SECTION 262

                                     SUMMARY

         This summary highlights selected information from this Proxy Statement. It does not contain all of the information that is important to you. You should carefully read this entire Proxy Statement, including the merger agreement, and the other documents we refer to for a more complete understanding of the merger. We have included page references in this summary to direct you to other places in this Proxy Statement where you can find a more complete description of the topics we discuss below. Please also see "Where You Can Find More Information" on page 8.

The Companies (see page 12)

                        Consumer Portfolio Services, Inc.
                            16355 Laguna Canyon Road
                                Irvine, CA 92618
                                 (949) 753-6800
                               Nasdaq/NMS: "CPSS"

         CPS purchases, securitizes and services consumer automobile installment purchase contracts originated primarily by car dealers affiliated with major foreign and domestic manufacturers. CPS purchases the contracts at its headquarters in Irvine, California. CPS services contracts from its headquarters and from a branch location in Chesapeake, Virginia.

                              TFC Enterprises, Inc.
                              5425 Robin Hood Road
                                Norfolk, VA 23513
                            Telephone: (757) 858-1400
                               Nasdaq/NMS: "TFCE"

         TFC Enterprises, Inc. conducts operations primarily through The Finance Company, a wholly-owned subsidiary. Through The Finance Company, we purchase and service retail installment sales contracts originated by automobile and motorcycle dealers in the sale of vehicles, consisting of new and used automobiles, vans, light trucks, and motorcycles on an individual basis. The primary focus of our business is retail installment sales contracts originated by dealers with consumers who are United States enlisted military personnel, in the E-1 through E-4 pay grades and non-military consumers who do not have access to traditional sources of credit.

The Merger (see page 11)

         We have entered into a merger agreement that provides for our merger with a newly-formed subsidiary of Consumer Portfolio Services, Inc. As a result of the merger, we will become a wholly-owned subsidiary of CPS. We expect to complete the merger by the end of May, 2003. We urge you to read the merger agreement, which is included as Appendix A to this Proxy Statement, carefully and in its entirety.

Our Reasons for the Merger (see page 17)

         Our Board of Directors believes that the merger is advisable and in the best interests of TFC and our stockholders and unanimously recommends that our stockholders vote "FOR" the approval of the merger agreement. The Board of Directors believes that the merger will enable our stockholders to realize value on their investment in TFC. In reaching its decision to adopt the merger agreement, our Board considered various factors which are discussed in detail in this Proxy Statement.

Each Share Will Be Exchanged for $1.87 in Cash (see page 28)

         Upon completion of the merger, each outstanding share of our common stock, except shares for which TFC stockholders have validly asserted appraisal rights, will be converted into the right to receive $1.87 in cash. For example, if you own 100 shares of our common stock, you will be entitled to receive $187.00 upon the surrender of your certificate for those shares. In addition, each outstanding option to acquire shares of our common stock will be cancelled and converted into the right to receive the amount by which $1.87 exceeds the applicable option exercise price.

We Recommend That Our Stockholders Approve the Merger (see page 11)

         Our Board of Directors has determined that the terms and conditions of the merger are fair, advisable and in your best interests and unanimously recommends that you vote "FOR" approval of the merger and the merger agreement.

Summary Effects of the Merger (see page 11)

         Following the merger, CPS will own all of our outstanding shares of common stock. CPS will have complete control over the management and conduct of our business, all income we generate and any future increase in our value. Similarly, CPS will also bear the risk of any losses incurred in our operation and any decrease in our value. As a result of the merger, TFC will be privately held and there will be no public market for TFC common stock. When we complete the merger, our common stock will no longer be quoted or traded on any market, and will no longer be registered under the Securities Exchange Act of 1934, as amended.

Our Financial Advisor Has Provided an Opinion as to the Fairness of the Merger Consideration from a Financial Point of View (see page 19).

         Houlihan Lokey Howard & Zukin has delivered an oral opinion to the Board of Directors that, as of March 25, 2003, the date the Board approved the merger, the merger consideration was fair from a financial point of view to the TFC Enterprises shareholders. This opinion was subsequently confirmed in writing on March 28, 2003. The written opinion is included as Appendix B to this document. You should read this opinion completely to understand the procedures followed, assumptions made, matters considered and limitations of the review undertaken by Houlihan Lokey. Houlihan Lokey's opinion is directed to the TFC Enterprises board of directors and does not constitute a recommendation to any shareholder as to any matters relating to the merger.

The Transaction Will Be a Taxable Event for Our Stockholders (see page 25)

         The receipt of cash in exchange for your common stock pursuant to the merger will be a taxable transaction for federal income tax purposes and may also be a taxable transaction under applicable state, local and foreign tax laws. You will be required to recognize gain or loss equal to the difference between the amount of cash received in the merger and the adjusted basis in your common stock surrendered in the merger. The gain or loss will be a long-term capital gain or loss if you have held your common stock for more than 1 year. If you are a non-corporate stockholder, a long-term capital gain will be subject to a maximum federal income tax rate of 20%.

         You should consult your own tax advisors regarding all of the tax consequences of the merger.

Appraisal Rights (see page 30)

         You have the right to demand the "fair value" of your shares in cash and to receive a cash amount that the Delaware Chancery Court decides is the "fair value" of your shares of common stock. This amount may be more or less than the value of the merger consideration you would receive pursuant to the merger agreement. This right is known as your "appraisal right."

         If you wish to exercise your appraisal right, do not vote in favor of the merger and take the series of steps summarized on pages 30 and set out in full in Appendix C to this Proxy Statement.

         CPS's obligation to effect the merger is subject to the condition that appraisal rights are exercised by the holders of no more than 10% of our common stock.

The Special Meeting (see page 9)

         The special meeting will be held on May 20, 2003 at 9 AM local time, at the Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia, 23502. At the special meeting, you will be asked to consider and vote upon a proposal to approve the merger and the merger agreement.

Record Date; Vote Required (see page 9)

         You can vote at the special meeting if you owned our common stock at the close of business on April 15, 2003. On that date, there were 11,551,033 shares of our common stock outstanding and entitled to vote. You can cast one vote for each share of our common stock that you owned on that date. In order to approve the merger and the merger agreement, the holders of a majority of the outstanding shares of our common stock must vote in favor of doing so.

Officers and Directors Have Interests in the Merger That Are Different from, or in Addition to, their Interests as Stockholders (see page 24)

         When considering the recommendation of our Board, you should be aware that some directors and officers have interests in the merger that are different from, or in addition to, yours. As a result, these directors and officers may be more likely to vote to approve the merger than our stockholders generally. These interests include:

     . The consummation of the merger will result in substantial payments being made and/or benefits being provided to our Chairman of the Board and Chief Executive Officer under a newly executed consulting agreement, replacing his previous employment agreement, and may result in substantial payments being made and/or benefits being provided to three executive officers under change of control agreements between TFC and these executive officers.

     . CPS also has agreed to pay for a run-off or "tail" policy on our insurance to indemnify our officers and directors for events that occurred prior to the merger or that arise from the merger agreement or any transaction contemplated by it.

         Our Board of Directors was aware of these interests and considered them in its decision to approve the merger agreement.

Conditions to Completion of the Merger (see page 40)

         The completion of the merger depends on a number of conditions being satisfied, including replacement financing to repay our principal lender and approval of the merger and the merger agreement by our stockholders.

CPS and TFC May Amend the Terms of the Merger (see page 43)

         CPS and TFC may jointly amend the terms of the merger. However, after you approve the merger, you must approve any amendment if required by law.

CPS and TFC May Decide Not to Complete the Merger (see 41)

         CPS and TFC may jointly decide at any time not to complete the merger, even if our stockholders have approved it. Also, either of TFC or CPS may decide not to complete the merger if the merger is not completed by July 31, 2003.

         We also may terminate the merger agreement in order to accept a superior proposal to acquire TFC.

         Furthermore, CPS may terminate the merger agreement if:

     . our Board withdraws or materially changes its recommendation to approve the merger and the merger agreement;

     .   our Board recommends or accepts another acquisition proposal;

     . on or before April 30, 2003, if CPS, in its good faith judgment determines that a material portion of our contract receivables or our servicing methods fail to meet certain standards; or

     . our "total shareholders' equity" (as adjusted under the terms of the merger agreement) at closing is less than it was as of December 31, 2002.

Termination Fees (see page 43)

         In the event the merger agreement is terminated by either CPS or TFC in certain cases and as provided in the merger agreement, CPS or TFC, as the case may be, must reimburse the other for expenses in an amount not to exceed $500,000, depending on the reason for such termination and TFC may be required to pay CPS an additional termination fee of $650,000 (with credit given for any expenses TFC reimburses CPS for), depending on the reason for such termination.

Procedures Relating to Your Vote at the Special Meeting (see page 9)

     . In order to have a quorum at the special meeting, a majority of all outstanding shares of common stock as of the record date must be present, in person or by proxy.

     . In order to approve and adopt the merger agreement, we must obtain the affirmative vote of the holders of a majority of the shares of our outstanding common stock. Abstentions and broker non-votes will have the effect of a vote "AGAINST" the approval and adoption of the merger agreement and the merger.

     . You should complete, date and sign your proxy card and mail it in the enclosed return envelope as soon as possible so that your shares are represented at the meeting, even if you plan to attend the meeting in person. Unless you specify to the contrary, all of your shares represented by valid proxies will be voted "FOR" the approval and adoption of the merger agreement and the merger.

     . If your shares are held in "street name" by your broker, your broker will vote your shares, but only if you provide instructions on how to vote. You should follow the procedures provided by your broker regarding the voting of your shares.

Revoking Your Proxy (see page 10)

         Until voting occurs at the special meeting, you can revoke your proxy and change your vote in any of the following ways:

     .   delivering a proxy of a later date by mail;

     . sending a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy;

     . if you have instructed your broker to vote your shares, by following the directions received from your broker to change those instructions; or

     . unless you have voted through your broker, by attending the meeting and voting in person. Your attendance at the meeting will not, by itself revoke your proxy; you must vote in person at the meeting.

The Merger Is Expected to Be Completed by the end of May 2003 (see page 29)

         The merger will occur only after all the conditions to its completion have been satisfied or waived. Currently, we anticipate that the merger will be completed by the end of May 2003.

Employee Benefit Plans and Stock Options (see page 24 and page 40)

         In connection with the merger, three of our officers will be eligible to receive change-of-control payments under certain conditions as a result of the merger.

         Stock options to purchase common stock made pursuant to our stock option plan will become vested immediately prior to the closing of the merger and our stock option plans will terminate as of the closing of the merger. TFC options will be cancelled and holders of TFC options will receive a cash payment equal to the excess of $1.87, if any, over the exercise price for the TFC option.

         After the closing of merger, CPS shall provide our employees with employee benefit plans that are no less favorable, in the aggregate, than those TFC maintains for its similarly situated employees.

No Warrants will Remain Outstanding (see page 27)

         On March 31, 2003, we paid our principal lender $167,000 in return for canceling its outstanding warrants to purchase 1,135,280 shares of our common stock. Accordingly, no warrants currently exist or will remain outstanding after the merger.

                           QUESTIONS AND ANSWERS ABOUT
                       THE MERGER AND THE SPECIAL MEETING

Q: What am I being asked to vote on? What is the proposed transaction?
A: We are asking you to vote on the approval and adoption of an agreement that provides for the merger of a wholly owned subsidiary of Consumer Portfolio Services, Inc. with and into TFC Enterprises, Inc. As a result of the merger, we will cease to be an independent, publicly traded company and will become a wholly owned subsidiary of CPS.

Q: What will I receive in the merger?
A: If the merger is completed and you do not exercise your appraisal rights under Delaware law, you will receive $1.87 in cash for each share of our common stock that you own (the "merger consideration").

Q: Why is my vote important?
A: The merger agreement must be approved by a majority of the outstanding shares of our common stock entitled to vote. If you do not return your proxy card or vote in person at the special meeting, it will have the same effect as a vote against the merger agreement.

Q: When do you expect to complete the merger?
A: We are working to complete the merger by the end of May 2003. Because the merger is subject to various conditions, however, we cannot predict the exact timing.

Q: Does the Board of Directors recommend voting in favor of the merger?
A: Yes. After careful consideration, your Board of Directors unanimously recommends that you vote to approve the merger and the merger agreement.

Q: What are the federal income tax consequences of the merger to me?
A: The receipt of the merger consideration in exchange for common stock surrendered in the merger will constitute a taxable transaction for federal income tax purposes. In general, if you surrender common stock pursuant to the merger, you will recognize a gain or loss equal to the difference, if any, between $1.87 per share and your adjusted tax basis in that share. We urge you to consult your own tax advisor regarding the specific tax consequences that may result from your individual circumstances as well as the foreign, state and local tax consequences of the surrender of shares in the merger.

Q: How do I vote?
A: Mail your signed proxy card in the enclosed return envelope as soon as possible so that your shares may be represented at the special meeting. You may also attend the meeting in person instead of submitting a proxy.

Q: If my shares are held in street name by my broker, will my broker automatically vote my shares for me?
A: No. Your broker will not be able to vote your shares without instructions from you. You should instruct your broker to vote your shares, following the directions your broker provides.

Q: What if I fail to instruct my broker?
A: If you fail to instruct your broker to vote your shares, it will have the same effect as a vote against the merger agreement. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: Can I change my vote after submitting my proxy?
A: Yes. If you have not voted through your broker, there are three ways you can change your vote after you have sent in your proxy card:

     . You may send a written notice to the person to whom you submitted your proxy stating that you would like to revoke your proxy. For proxies returned to us, the notice should be submitted to our Secretary, Patricia Piccola.

     . You may complete and submit a new proxy card. Any earlier proxies will be revoked automatically.

     . You may attend the special meeting and vote in person. Simply attending the special meeting without voting in person, however, will not revoke your proxy.

         If you have instructed your broker or other nominee to vote your shares, you must follow directions you receive from such broker or other nominee to change your vote.

Q: Should I send in my stock certificates now?
A: No. After we complete the merger, instructions explaining how to exchange your shares of TFC common stock for the merger consideration will be sent to you.

Q: What if I oppose the merger? Am I entitled to appraisal rights?
A: Yes. You are entitled to appraisal rights in connection with the merger by properly complying with the requirements of Delaware law. For a more complete description of appraisal rights, see the information under the caption "Appraisal Rights" beginning on page 30.

         In addition, we have attached to this Proxy Statement (as Appendix C) the full text of the applicable provisions of Delaware law.

Q: Whom can I call with questions?
A: If you have questions about the merger or how to submit your proxy card, or if you need additional copies of this Proxy Statement or the enclosed proxy card or additional voting instructions, please call Denise L. Newlon, our Chief Financial Officer, at (757) 858-1400.

                       WHERE YOU CAN FIND MORE INFORMATION

         As public companies, both CPS and TFC are required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any reports, statements or other information that TFC and CPS file at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. In addition, both CPS's and TFC's public filings are available to the public from commercial document retrieval services and on the SEC's Internet website located at "http://www.sec.gov."

                               THE SPECIAL MEETING

General

         We are furnishing this Proxy Statement to our holders of common stock in connection with the solicitation of proxies by our Board of Directors for use at the special meeting of stockholders of TFC. The special meeting will be held on May 20, 2003 at 9 AM local time, at the Norfolk Airport Hilton Hotel, 1500 North Military Highway, Norfolk, Virginia, 23502.

         This Proxy Statement is first being furnished to our stockholders on or about April 23, 2003.

Matters to Be Considered at the Special Meeting

         At the special meeting, you will be asked:

     . to consider and vote on the approval of the merger and the merger agreement; and

     . to transact any other business that may properly come before the special meeting.

         As of April 23, 2003, we do not know of any business that will be presented for consideration at the special meeting other than the approval of the merger agreement.

Record Date; Vote Required

         Our Board fixed the close of business on April 15, 2003 as the record date for determination of our stockholders entitled to notice of and to vote at the special meeting. As of April 15, 2003, there were 11,551,033 shares of our common stock outstanding and entitled to vote at the special meeting. CPS does not own any shares of our common stock.

         Each outstanding share of our common stock will be entitled to cast one vote per share at the special meeting. You may vote in person or by submitting a properly executed proxy. The presence, in person or by properly executed proxies, of the holders of a majority of the outstanding shares entitled to vote at the special meeting will constitute a quorum. Abstentions and broker non-votes will be treated as shares present at the special meeting for purposes of determining the presence of a quorum. A broker non-vote is an unvoted proxy submitted by a broker. Under applicable rules, brokers or other nominees who hold shares in street name for customers who are the beneficial owners of such shares may not vote those shares with respect to the merger agreement unless they have received specific instructions from their customers.

         To approve and adopt the merger agreement, the holders of a majority of the outstanding shares of our common stock entitled to vote must vote in favor of the approval of the merger agreement. Consequently, the failure to return a proxy, a failure to vote in person, an abstention or a broker non-vote will have the same effect as voting against the merger agreement. Brokers holding shares for beneficial owners cannot vote on the actions proposed in this Proxy Statement without the owners' specific instructions. Accordingly, we urge you to return the enclosed proxy card marked to indicate your vote or provide your broker with instructions on how your shares should be voted.

Voting of Proxies

         To assure that your shares are represented at the special meeting, we urge you to complete, date and sign the enclosed proxy and promptly return it in the enclosed postage-paid envelope or otherwise mail it to our headquarters. If your shares are held in "street name" by your broker, your broker will vote your shares only if you provide instructions how to vote. Your broker will provide you directions how to instruct the broker to vote your shares. All properly executed proxies that we receive before the vote at the special meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the merger and the merger agreement.

Revocability of Proxies

         If you are the record holder of your shares, you can revoke your proxy at any time before the vote is taken at the special meeting by:

     .   submitting written notice of revocation to the Secretary of TFC,

     .   submitting a properly executed proxy of a later date, or

     . voting in person at the special meeting, but simply attending the special meeting without voting will not revoke an earlier proxy.

         Written notice of revocation and other communications about revoking your proxy should be addressed to:

                              TFC Enterprises, Inc.
                              5425 Robin Hood Road
                                Norfolk, VA 23513
                             Telephone: (757) 858-1400
                     Attention: Patricia Piccola, Secretary

         If your shares are held in a "street name" by your broker, please follow your broker's instructions on revoking your proxy or changing your vote.

TFC Enterprises, Inc. Common Stock

         Our common stock is quoted on the Nasdaq National Market under the symbol "TFCE." On March 31, 2003, the last trading day before the announcement that we had entered into the merger agreement, the closing market price per share of our common stock was $1.34. On April 21, 2003, the last practicable date before printing this Proxy Statement, the closing market price per share of our common stock was $1.85.

Solicitation of Proxies and Expenses

         We will not retain the services of a proxy solicitor to assist in the solicitation of proxies from our stockholders. In addition to solicitation by mail, our directors, officers, employees and representatives may solicit proxies from stockholders by telephone, facsimile or in person.

         We will bear our own expenses in connection with the solicitation of proxies for the special meeting. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners.

Board Recommendation

         Our Board has determined that the merger is advisable, fair to and in the best interests of, TFC and our stockholders. Accordingly, the Board has unanimously approved the merger and the merger agreement and unanimously recommends that stockholders vote for approval of the merger and the merger agreement. In considering this recommendation, you should be aware that some of our directors and officers have interests in the merger that are different from, or in addition to, yours.

         The matters to be considered at the special meeting are of great importance to you as a TFC stockholder. Accordingly, we urge you to read and carefully consider the information presented in this Proxy Statement, and to complete, date, sign and promptly return the enclosed proxy card in the enclosed postage-paid envelope, following the instructions outlined on the enclosed proxy.

         You should not send any stock certificates with your proxy card. A transmittal form with instructions for the surrender of your common stock certificates will be mailed to you promptly after completion of the merger.

                               THE PROPOSED MERGER

         The information in this Proxy Statement concerning the terms of the merger is qualified in its entirety by reference to the full text of the merger agreement, attached as Appendix A. We urge all stockholders to read the merger agreement in its entirety, as well as the opinion of our financial advisor attached as Appendix B.

General

         As soon as possible after the conditions to consummation of the merger described below have been satisfied or waived, and, unless the merger agreement has been terminated as discussed below, a wholly-owned subsidiary of CPS will be merged with and into TFC in accordance with Delaware law. TFC will be the surviving corporation of the merger and will become a wholly owned subsidiary of CPS. On completion of the merger, our stockholders will be entitled to receive $1.87 in cash, without interest, for each share of TFC common stock they own and will cease to be stockholders of TFC.

The Companies

         TFC Enterprises, Inc. We began operations in 1977 in Alexandria, Virginia, with the founding of The Finance Company by Robert S. Raley, Jr., our current Chairman of the Board and Chief Executive Officer. Mr. Raley has spent his entire 43-year career exclusively within the consumer finance industry. We now conduct operations primarily through The Finance Company, a wholly-owned subsidiary.

         Through The Finance Company, we purchase and service retail installment sales contracts originated by automobile and motorcycle dealers in the sale of vehicles, consisting of new and used automobiles, vans, light trucks, and motorcycles on an individual basis. Retail installment sales contracts are acquired after we have reviewed and approved the vehicle purchaser's credit application. The primary focus of our business is retail installment sales contracts originated by dealers with consumers who are United States enlisted military personnel, in the E-1 through E-4 pay grades and non-military consumers who do not have access to traditional sources of credit. To achieve an acceptable rate of return and provide for credit risks, contracts are purchased from dealers at a discount to the remaining principal balance. The discount is held in a nonrefundable reserve against which credit losses are first applied. Our headquarters are located in Norfolk, Virginia, with Contract Production Offices throughout the United States.

         Our purchases provide us with the ability to direct the credit underwriting process at the initiation of the retail installment sales contract. Participating dealers benefit by having a source of financing for a group of customers who typically find financing difficult to obtain. This financing allows a dealer to increase the number of vehicles sold and improves dealer profitability. Consumers also benefit because the financing we provide enables them to purchase a vehicle they otherwise might not be able to buy. As of December 31, 2002, $200.8 million, or 99%, of our gross contract receivables represented point-of-sale purchases, compared to $227.8 million, or 91%, at December 31, 2001 and $202.5 million, or 75%, at December 31, 2000.

         Although we underwrite and purchase contracts through the various contract production offices, the responsibility for servicing the accounts is centralized at our service center in Norfolk, Virginia.

         In our bulk purchase business, that ceased operations in March, 2001, we emphasized acquisitions of portfolios of seasoned retail installment sales contracts. These contracts normally had a payment history of at least three months. While the typical bulk purchase was approximately $250,000, we had, at times, purchased portfolios totaling more than $12 million. As of December 31, 2002, $2.4 million, or 1%, of our gross contract receivables was attributable to bulk purchases, compared to $20.3 million, or 9%, at December 31, 2001, and $64.5 million, or 25%, at December 31, 2000.

         Through First Community Finance, formerly headquartered in Richmond, Virginia, we originated and serviced small consumer loans and purchased and serviced retail installment sales contracts. First Community Finance began operations in the second quarter of 1995 with the opening of two branches in Richmond, Virginia. As of December 31, 2001, it had 20 branches in Virginia and North Carolina. As previously announced, TFC sold the majority of its First Community Finance receivables to a non-affiliated consumer finance company and First Community Finance ceased originating loans. As reported in net assets from discontinued operations, as of December 31, 2002, $1.4 million represented gross contract receivables, compared to $28.6 million at December 31, 2001 and $26.9 million, at December 31, 2000.

         TFC Enterprises, Inc. is incorporated under the laws of Delaware. Our principal executive and administrative offices are located at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513, and our telephone number is (757) 858-1400.

         Consumer Portfolio Services, Inc. CPS is a consumer finance company specializing in the business of purchasing, selling and servicing retail automobile installment purchase contracts ("Contracts") originated by licensed motor vehicle dealers ("Dealers") in the sale of new and used automobiles, light trucks and passenger vans. Through its purchases, CPS provides indirect financing to Dealer customers with limited credit histories, low incomes or past credit problems. CPS serves as an alternative source of financing for Dealers, allowing sales to customers who otherwise might not be able to obtain financing. CPS does not lend money directly to consumers. Rather, it purchases installment Contracts from Dealers.

         CPS was incorporated and began its operations in 1991. From its inception through December 31, 2002, CPS has purchased approximately $4.6 billion of Contracts. In March 2002, CPS obtained an additional $381.8 million of Contracts when it acquired MFN Financial Corporation and subsidiaries in a merger (the "MFN Merger"). MFN Financial Corporation and its subsidiaries (collectively, the "MFN Companies") engaged in business similar to that of CPS: buying Contracts from Dealers, pooling and selling those Contracts in securitization transactions, and servicing those Contracts.

         CPS decides which Contracts to purchase exclusively from its headquarters in California. Prior to the MFN Merger, CPS primarily serviced Contracts from two regional centers, one in its California headquarters, and the other in Virginia, as well as from a small satellite office in Dallas, Texas. Currently CPS also services Contracts obtained in the MFN Merger from multiple other locations acquired as part of that transaction. As of December 31, 2002, CPS had an outstanding servicing portfolio, net of unearned income on pre-computed Contracts, of approximately $595.2 million, including the remaining outstanding balance of Contracts acquired in the MFN Merger.

         CPS is incorporated under the laws of California. CPS's principal executive offices are located at 16355 Laguna Canyon Road, Irvine, California 92618 and its main telephone number is (949) 753-6800.

Background of the Merger

         In December 2000, GE Capital announced that it would no longer participate in the business of financing automobiles or automobile finance companies. Since then, TFC has been attempting to find a lender to replace its GE Capital line of credit, which GE Capital has extended five times since the December 2000 announcement, including the recent extension announced April 1, 2003. We also obtained a $75 million warehouse credit facility, now a $40 million facility, to reduce our reliance on the GE facility. Recognizing the need to replace the GE facility, our management and Board of Directors decided in early 2001 to engage an investment banking firm to help search for additional capital and to evaluate strategic alternatives for TFC.

         After interviewing four firms, TFC engaged E & Y Capital Advisors ("EY") on July 2, 2001 for this purpose. In this process, EY initially identified and contacted approximately 45 potential buyers and entered into confidentiality agreements with most of them. During August and September, 2001, TFC met with six of these companies to review possible transactions of various natures.

         On November 15, 2001, a potential buyer began additional due diligence and management began preliminary negotiations with this potential buyer. These negotiations ended in January, 2002, as the parties were unable to reach mutually acceptable terms.

         EY introduced TFC to a second potential acquirer in February 2002, which entered into a confidentiality agreement, non-binding letter of understanding and an exclusivity agreement. Due diligence and negotiations continued over several months and ended unsuccessfully in August 2002. Throughout this process, the Board of Directors was kept informed regarding the status of the negotiations. Legal counsel to TFC continually rendered legal advice to the Board regarding its fiduciary obligations to its shareholders, the legal aspects of potential merger possibilities and related public disclosure requirements.

         Later in August 2002, TFC was approached by a third company that had previously expressed a possible interest in acquiring TFC in August 2001. TFC soon entered into a confidentiality agreement and an exclusivity arrangement with this potential buyer, who performed due diligence and negotiated with our management through early December 2002. At that time it became clear that the parties were unable to agree on acceptable terms.

         During the period of these negotiations, our management and Board determined it was in the best interests of our shareholders to sell the majority of the assets of its direct lending subsidiary, First Community Finance. We sold the majority of these assets on November 4, 2002.

         Throughout 2002, we continued to attempt to replace the GE facility and in late 2002, we executed a term sheet with a lender (the "GE Replacement Lender") who offered us a $40 million facility that would replace GE and keep us in compliance with a covenant contained in our warehouse facility that we maintain a $40 million revolving line of credit. Management continually kept the Board informed regarding the status of the important negotiations with the GE Replacement Lender.

         When the exclusivity period of the third potential buyer ended in December 2002, management and the Board determined that EY was unlikely to find a buyer in the current market and terminated the engagement of EY effective December 13, 2002.

         On December 18, 2002, we entered into a confidentiality agreement and an exclusivity arrangement with a fourth potential buyer who had been introduced to us by EY. We assured EY that if we were acquired by this potential acquiror, we would protect EY on its fee, but we were doubtful that we would be able to reach agreement with this potential buyer for various reasons. This fourth potential buyer performed due diligence during late December 2002 through January 2003.

         During this time, management continued negotiations with the GE Replacement Lender.

         Management negotiated terms with the fourth potential buyer throughout January, but we were unable to reach agreement with this buyer. Discussions ceased and the exclusivity period expired January 31, 2003.

         On February 11, 2003, TFC received a call from one of its primary funding sources regarding the possibility that its client Consumer Portfolio Services, Inc. ("CPS") might be interested in acquiring TFC. The funding source explained that CPS was interested in expanding its business into the military market. During a subsequent phone call, arrangements were made to meet at TFC corporate offices on February 20, 2003 with Charles E. Bradley Jr., the President and CEO of CPS, to discuss a possible transaction with CPS. Following these discussions, the parties entered into a confidentiality and exclusivity agreement. Soon thereafter CPS gave TFC a preliminary indication of a proposed acquisition price.

         On March 6, 2003, management called for a special telephonic meeting of the Board to inform them of the status of negotiations with the GE Replacement Lender, efforts to obtain an extension of the GE facility through January 1, 2004 and the status of discussions with CPS. Ronald G. Tray, our President, informed the Board that, recently, the GE Replacement Lender had not been responsive to management's requests for updates and that Mr. Tray was concerned that the GE Replacement Lender may have decided not to pursue this facility. Mr. Tray also informed the Board that GE had not given any indication that it would extend its facility unless we were able to send them a binding commitment from a replacement lender or acquiror prior to April 1, 2003. Management informed the Board that unless TFC was able to get a replacement facility for GE that kept TFC in compliance with covenants contained in its warehouse and securitization facilities, TFC would receive a "going concern" explanatory paragraph in its audit report that would cause defaults under several of its credit facilities.

         At this March 6, 2003 meeting, Robert S. Raley, Jr., our Chairman of the Board, and Mr. Tray discussed the background of CPS, its management team, and its business model. They discussed CPS's east coast service facility, which is less than ten miles away from TFC's Norfolk, Virginia headquarters, and the desire expressed by CPS to expand into the military market. Mr. Raley discussed certain preliminary negotiating matters, including CPS's request that the holders of TFC's $2.4 million subordinated debt agree upon a change of control not to call these notes. On this point, each member of the Board who held subordinated debt agreed that they would waive their right to call notes outstanding at the time of the closing of any potential merger. Legal counsel to TFC then reviewed certain legal matters, in connection with the Board's consideration of any potential transactions with CPS, including the advisability of retaining a nationally recognized investment banking firm to act as financial advisor to the Board should the CPS discussions result in a proposal to come before the Board. After significant deliberation and discussion, the Board unanimously authorized management to continue discussions with CPS. Management requested that legal counsel contact two investment banking firms to assess their interest in acting as TFC's financial advisor and willingness to assess the fairness of any offer presented to TFC. Counsel subsequently contacted two investment banking firms, including Houlihan Lokey Howard & Zukin ("Houlihan Lokey"). TFC was familiar with Houlihan Lokey as it had discussed potential strategic alternatives with the firm in June 2002. On March 20, 2003, TFC engaged Houlihan Lokey to assist the Board in connection with certain aspects of any potential transaction.

         After the March 6, 2003 meeting, management continued its attempts to negotiate with the GE Replacement Lender. Then, on March 17, 2003, the GE Replacement Lender informed management that it was no longer interested in providing us the facility we had been working on with them over the previous five months.

         On March 11, 2003, legal counsel to CPS delivered to TFC counsel a legal due diligence request and on March 14, 2003, a draft merger agreement. The parties then began negotiating the terms of the merger agreement and TFC continued to provide requested due diligence items.

         On March 20, 2003, representatives of Houlihan Lokey met with TFC management to review the terms of the merger agreement and certain financial and operating information provided to Houlihan Lokey with respect to TFC in connection with Houlihan Lokey's efforts to assess the fairness of the merger consideration offered by CPS.

         On March 25, 2003, the TFC Board convened for several purposes, including to discuss the status of negotiations with CPS and to review the current draft of the merger agreement in detail. Management informed the Board that, as a result of the existence of certain "in the money" stock options, a $22.0 million purchase price would provide merger consideration of $1.89 per share to TFC shareholders. Management also informed the Board that the CPS offer included a condition that GE Capital return its warrant for 1,135,280 shares of TFC common stock without consideration other than a payoff of the GE facility. GE previously had requested that TFC pay GE $333,333 in exchange for cancellation of the warrant GE held to acquire TFC common stock and CPS had indicated any cash necessary to buy the warrant back be included in the $22.0 million proposed purchase price. Mr. Tray informed the Board that paying off the GE warrant would reduce the merger consideration to $1.86 per share. Houlihan Lokey then made an oral presentation to the Board of a financial analysis of the proposed merger. In addition, Houlihan Lokey delivered on oral opinion concerning the fairness from a financial point of view. TFC's legal counsel discussed in detail the terms of the merger agreement and the transactions contemplated thereby. The Board then analyzed and deliberated the terms of the transaction. After this discussion, the Board encouraged management to continue negotiating the terms of the merger agreement.

         TFC management and its advisors continued negotiating the terms of the merger agreement with CPS, completed negotiations with GE regarding the disposition of the GE warrants, and negotiated the terms of waivers of certain existing defaults necessary before the merger agreement could be executed, including waivers from GE, Westside Funding, N. M. Rothschild & Sons Limited, Royal Indemnity Company (the insurer of the Westside facility), Radian Asset Assurance, Inc. (the insurer of our three outstanding securitizations), Wells Fargo Bank Minnesota, National Association (the trustee, trust collateral agent, back-up servicer and P.O Box owner of our three securitizations) Wells Fargo Financial America, Inc.(the successor-servicer of our three securitizations) and Wilmington Trust.

         On March 28, 2003, the TFC Board convened to further consider the terms of the merger agreement. Mr. Tray informed the Board that GE had agreed to reduce the consideration required to cancel the GE warrant to $167,000 and that the merger consideration would therefore be $1.87 per share. He and legal counsel reviewed in detail the significant differences between the draft of the merger agreement the Board had reviewed on March 25, 2003 and the final form presented at the March 28th meeting. Mr. Tray further informed the Board that Houlihan Lokey had updated its financial analysis to take into account the revised merger consideration of $1.87 per share that would be received by TFC stockholders and that Houlihan Lokey had delivered a written opinion, dated March 28, 2003, to the effect that $1.87 per share was fair to TFC stockholders from a financial point of view. After significant deliberation, the Board then reviewed and approved the Consulting Agreement between TFC and Mr. Raley, the termination of the TFC stock option plans effective upon a merger, the form of the stock option cancellation agreements, and the terms of the merger agreement. Because certain material consents and waivers were necessary to execute the merger agreement, the Board agreed to reconvene if any changes were required to be made to the form of the merger agreement approved at this meeting.

         TFC and its advisors continued to contact and work with the necessary parties to obtain the various waivers and consents, including GE, which needed to extend its current facility to enable the closing of the merger. During this period, no changes were made to the merger agreement. On the morning of April 1, 2003, the last consent was obtained and the parties announced the execution of the merger agreement.

Reasons for the Merger and the Recommendation of the Board of Directors

         As indicated under "Background of the Merger," our Board of Directors unanimously determined on March 28, 2003 that the terms of the merger agreement were in the best interests of our company and our stockholders.

         In the course of reaching its decision to approve the merger agreement and the merger and not to remain as an independent company, our Board of Directors consulted with its legal and financial advisors, as well as senior management, and considered numerous factors. The following are some of the material factors considered by the Board:

     . The opinion of our financial advisor that the cash merger consideration of $1.87 per share of common stock was fair to our stockholders from a financial point of view, as more fully discussed below under the caption "Opinion of Financial Advisor";

     . The relationship of the cash consideration of $1.87 per share to the historical and then current market prices for shares of our common stock, including the fact that the $1.87 per share consideration represented premiums of approximately 40%, 47%, 47% and 41% over the closing market prices of our common stock immediately before, and the average of the last 30, 60, and 90 trading days, respectively, before the execution and delivery of the merger agreement;

     . The prices and premiums paid in comparable acquisition transactions involving other consumer finance institutions of which members of our Board of Directors were aware, based on, among other things, information supplied by our financial advisor;

     . A review of the terms of the proposal by CPS, including the fact that CPS was offering cash as the form of consideration to be paid for our shares of common stock. Our Board believed that the holders of a majority of the shares of our common stock would prefer cash because cash provides a fixed value to stockholders and is not a security that would be subject to possible decline in value. The tax effect on our shareholders of accepting a cash proposal was also considered;

     . The fact that GE refused to extend the GE facility beyond April 1, 2003 and the related consequences of that refusal on our other credit facilities;

     . The fact that we had received a "going concern" explanatory paragraph in the audit report relating to our audited December 31, 2002 financial statements because of the uncertainties resulting in our not having replaced the GE facility and the related consequences associated with the receipt of this paragraph on our other credit facilities;

     . Information concerning our financial condition, results of operations, capital levels and prospects;

     .   The size of TFC relative to the market in which we compete;

     . Our relative inability to access capital markets and its effect on our prospects of increasing our market share;

     .   Providing our stockholders with liquidity;

     .   Industry and economic conditions;

     . CPS's ability to pay the aggregate merger consideration and redeem $620,000 of certain subordinated debt without the need to obtain additional financing;

     .   The general structure of the transaction;

     . The results of our due diligence investigation of CPS, its management team, and its ability to close this merger as shown by its ability to close its merger with MFN Financial in early 2002;

     . Our understanding that CPS can terminate the merger agreement if we are unable to obtain financing to terminate the GE facility;

     . Our strategic alternatives to the merger, including our assessment of our prospects if we continue the operation of TFC as an independent company or liquidate our assets;

     . The results of the extensive process that had been undertaken over a period of 19 months to identify and solicit proposals from third parties to enter into a strategic transaction with us;

     . The Board's familiarity with and review of our business, results of operations, financial condition and prospects, as well as consumer finance industry conditions generally and the changing environment for such services, as presented at its meetings on July 24, 2001, October 1, 2001, October 16, 2001, November 19, 2001, December 10, 2001,
         December 11, 2001, December 14, 2001, February 11, 2002, February 26, 2002, July 30, 2002, September 24, 2002, October 1, 2002, October 11,
         2002, October 23, 2002, October 29, 2002, January 14, 2003, March 6,
         2003, March 25, 2003, and March 28, 2003;

     . The Board's view, based on advice received from both outside counsel and our financial advisor, that the terms of the merger agreement, including the termination fee provisions, contain provisions customary for this type of transaction and allow the Board to continue to fulfill its fiduciary duties; and

     . The effect of the proposed merger on the customers and employees of TFC.

         In reaching its determination to approve and recommend the merger, our Board of Directors did not assign any relative or specific weights to these factors, and individual directors may have given differing weights to different factors. After considering, among other things, the matters discussed above and deliberating with respect to the merger and the other transactions contemplated by the merger agreement, the Board of Directors unanimously approved the merger agreement and unanimously recommends our stockholders vote in favor of the approval and adoption of the merger agreement and the merger.

Opinion of Houlihan Lokey Howard & Zukin

         Our Board of Directors engaged Houlihan Lokey to render an opinion as to the fairness, from a financial point of view, of the consideration to be received by our public stockholders in connection with the proposed merger. At the March 25, 2003 meeting of the Board, Houlihan Lokey rendered its oral opinion that, as of that date, and based upon and subject to the factors and assumptions set forth in its opinion, the consideration to be received by the holders of TFC common stock was fair, from a financial point of view. Subsequently, on March 28, 2003,

Houlihan Lokey confirmed its oral opinion in writing, by delivering to the Board of Directors of TFC a written opinion of that date.

         Houlihan Lokey was retained based on its reputation, experience and expertise in the valuation of businesses and their securities in connection with mergers and acquisitions. Neither Houlihan Lokey nor its affiliates have had any material business relationships with TFC or its affiliates during the previous two years. No limitations were placed on the procedures or investigations undertaken by Houlihan Lokey in connection with arriving at its opinion.

         TFC agreed to pay Houlihan Lokey a fee of $145,000 as compensation for its services in connection with the merger and related transactions, as well as reimbursement of its out-of-pocket expenses incurred in connection with its engagement. Additionally, if requested by the Board and Houlihan Lokey renders a "bring-down" opinion within 45 days of the Opinion, the Company will pay Houlihan Lokey an additional fee of $20,000. If requested by the Board and Houlihan Lokey renders a "bring-down" opinion between 46 days and 90 days of the Opinion, the Company will pay Houlihan Lokey an additional fee of $35,000. As of the date of this proxy statement, the Board has not asked Houlihan Lokey to render a "bring-down" opinion. No portion of Houlihan Lokey's fee is contingent upon the successful completion of the merger or any other related transaction. TFC has further agreed to indemnify Houlihan Lokey against certain liabilities and expenses in connection with the rendering of its services.

         In arriving at its fairness opinion, Houlihan Lokey, among other things:

     .   reviewed the Company's recent public filings;

     . visited the Company's headquarters in Norfolk, Virginia and held discussions with certain members of the senior management of the Company to discuss certain matters regarding the Company's operations and its prospects;

     . reviewed the historical market prices and trading volume for the Company's publicly traded common stock;

     . reviewed certain other publicly available financial data for certain companies that were deemed relevant, including prices and premiums paid in other transactions;

     .   reviewed the Company's projections for FY 2003 under certain scenarios;

     . reviewed the Company's interim financial statements for the period ending February 28, 2003;

     . reviewed a draft of the merger agreement provided to Houlihan Lokey and discussed its terms and the merger with certain members of the senior management of the Company and Williams Mullen (the Company's legal counsel); and

     . conducted such other studies, analyses and inquiries as it deemed appropriate.

Analyses

         Houlihan Lokey used several methodologies to assess the fairness of the consideration per share to be received in the proposed merger. The following is a summary of the material financial analyses used by Houlihan Lokey in connection with providing its opinion. This summary is qualified in its entirety by reference to the full text of such opinion, which is attached as Appendix B to this proxy statement. You are urged to read the full text of the Houlihan Lokey opinion carefully and in its entirety.

         Houlihan Lokey performed the following analyses in order to assess the fairness of the consideration to be received by the public stockholders.

         Public Market Pricing: Houlihan Lokey reviewed the historical market prices and trading volume for TFC's publicly held common stock and certain other publicly available information. Houlihan Lokey noted that TFC is not covered or followed by any stock equity analysts. Houlihan Lokey further noted that the Company's closing stock price, as of March 31, 2003, was $1.34, with a 52-week low and high of $0.70 (July 24, 2002) and $1.85 (June 21, 2002), respectively. Houlihan Lokey also analyzed the per share transaction value as a premium to the closing price of the TFC common stock on March 21, 2003 (the last trading day of the week prior to the announcement of the merger). The analysis performed indicated that the per share transaction value represented a 54.5% premium over the March 21, 2003 closing price. Houlihan Lokey also reviewed the ratio of TFC's average daily trading volume to public float and noted that only approximately $7,500 worth of shareholder liquidity is traded on a daily basis.

         Market Multiple Methodology: Houlihan Lokey also compared selected operating and stock market results of TFC to the publicly available corresponding data for the following companies in the sub-prime lending sector that Houlihan Lokey determined were comparable to TFC:

     .   AmeriCredit Corporation;

     .   Consumer Portfolio Services, Inc.;

     .   Onyx Acceptance Corporation;

     .   Credit Acceptance Corporation; and

     .   First Invest Financial Services Group.

         Houlihan Lokey calculated certain financial ratios of the comparable companies based on the most recent publicly available information. Houlihan Lokey calculated certain financial ratios, including, the multiples of: (1) market value of common equity ("MVE") to latest twelve months ("LTM") earnings, and (3) MVE to book value.

         The analysis indicated that the multiples exhibited by the comparable companies were as follows:

Multiple                 Median     Mean      High     Low

MVE to LTM earnings      9.1x       8.1x      11.9x    2.4x
MVE to Book Value        0.43x      0.47x      0.67x   0.27x

         Houlihan Lokey then determined the imputed per share value of TFC common stock based on the multiples arrived at as part of its comparability analysis. Houlihan Lokey derived indications of TFC's MVE by applying the derived earnings and book value multiples to certain adjusted operating results for the latest twelve months period ended September 30, 2002. Based on the foregoing, the resulting indications of TFC's MVE, ranged from approximately $18.9 million to $19.2 million in the aggregate or $1.64 to $1.67 per share, respectively on a fully-diluted basis.

         Comparable Transaction Methodology: Houlihan Lokey also reviewed certain multiples achieved in selected domestic merger transactions involving companies engaged in the sub-prime lending sector that occurred between November 2000 and November 2002 to determine the imputed per share value of TFC common stock based on the comparable multiples achieved in those transactions. The following transactions were reviewed by Houlihan Lokey in this process:

Seller                                     Buyer

Householf International, Inc.              HSBC Holdings, Plc.
Universal Premium Acceptance               GE Vendor Financial Services
MFN Financial Corp.                        Consumer Portfolio Services, Inc.
Park Meridian Financial Corp.              Regions Financial Corp.
HD Vest, Inc.                              Wells Fargo Company
Associates First Capital Corp.             Citigroup, Inc.

         Houlihan Lokey considered these transactions to be reasonably similar to the merger, but none of the transactions is identical to the merger. In performing its analysis, Houlihan Lokey also considered that the merger and acquisition transaction environment varies over time because of, among other things, interest rate and equity market fluctuations and industry results and growth expectations. Houlihan Lokey's analysis indicated that the multiples exhibited in the change of control transactions were as follows:

Multiple                 Median     Mean      High     Low

MVE to LTM earnings      16.9x      25.2x     77.8x    6.1x
MVE to book value         2.0x       3.4x     10.0x    0.7x

         Houlihan Lokey derived indications of TFC's MVE by applying the data derived from its comparable transaction analysis to certain adjusted operating results for the latest twelve months period ended September 30, 2002. Based on the foregoing, the resulting indications of TFC's

MVE, using the comparable transaction methodology, ranged from approximately $17.2 million to $18.8 million in the aggregate, or $1.49 to $1.63 per share, respectively on a fully-diluted basis.

         Liquidation Methodology: Houlihan Lokey also performed a liquidation analysis to determine the net realizable value of the Company's assets in a liquidation scenario and estimate the surplus that would be available to TFC common stockholders in such a setting. Based on the foregoing, Houlihan Lokey determined that the resulting market value of the common stock after the payment of all debt and other liabilities, would be approximately $3.8 million, or $0.33 per share, on a fully-diluted basis.

         Houlihan Lokey delivered its written opinion, dated March 28, 2003, to our Board stating that, as of that date, based upon the assumptions made, matters considered and limitations on the review described in its written opinion, the consideration per share to be received by our public stockholders in connection with the transaction was fair to them from a financial point of view.

         In connection with its review, Houlihan Lokey considered financial projections prepared by TFC management. The financial projections were prepared under market conditions as they existed at the time of their preparation and TFC management does not intend to provide Houlihan Lokey with any updated or revised financial projections in connection with the merger. The financial projections did not take into account any circumstances or events occurring after the date they were prepared. In addition, factors such as industry performance, general business, economic, regulatory, market and financial conditions, as well as changes to the business, financial condition or results of operations, may cause the financial projections or the underlying assumptions to be inaccurate.

         In arriving at its fairness opinion, Houlihan Lokey reviewed key economic and market indicators, including, growth in the United States Gross Domestic Product, inflation rates, interest rates, consumer spending levels, manufacturing productivity levels, unemployment rates and general stock market performance. Houlihan Lokey's opinion is based on the business, economic, market and other conditions, as they existed as of March 25, 2003 and on TFC financial projections provided to Houlihan Lokey for the year ending December 31, 2003. In rendering its opinion, Houlihan Lokey relied upon and assumed, without independent verification that the accuracy and completeness of the financial and other information provided to Houlihan Lokey by TFC management, including the financial projections, was reasonably prepared and reflected the best currently available estimates of the financial results and condition of TFC, and that no material changes had occurred in the information reviewed between the date the information was provided and the date of the Houlihan Lokey opinion. Houlihan Lokey does not assume responsibility for any information supplied to it. Houlihan Lokey did not make any independent appraisal of TFC's specific properties or assets.

         Houlihan Lokey was not asked to opine and does not express any opinion as to the tax or legal consequences of the merger, or the fairness of any aspect of the merger not expressly addressed in its fairness opinion.

         The Houlihan Lokey opinion does not address the underlying business decision to effect the transaction, nor does it constitute a recommendation to the TFC stockholders as to how they should vote at the special meeting. Houlihan Lokey has no obligation to update the Houlihan Lokey opinion. Houlihan Lokey did not, and was not requested by TFC or any other person to, solicit third party indications of interest in acquiring all or any part of TFC or to make any recommendations as to the form or amount of consideration in connection with the transaction. Houlihan Lokey was not requested by the Board of TFC to negotiate any portion of the transaction or advise the TFC Board with respect to alternatives to the transaction.

         The foregoing is a summary of the analyses performed by Houlihan Lokey in arriving at its fairness opinion. The preparation of a fairness opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and application of those methods to the particular circumstances and is therefore not readily susceptible to summary description. In arriving at its opinion, Houlihan Lokey made qualitative judgments as to the significance and relevance of each analysis and factor. Accordingly, Houlihan Lokey believes that its analyses and summary set forth herein must be considered as a whole and that selecting portions of its analyses, without considering all analyses and factors, or portions of this summary, could create an incomplete and/or inaccurate view of the processes underlying the analyses set forth in Houlihan Lokey's fairness opinion. In its analysis, Houlihan Lokey made numerous assumptions with respect to TFC, the transaction, industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the respective entities. The estimates contained in such analyses are not necessarily indicative of actual values or predictive of future results or values, which may be more or less favorable than suggested by such analyses. Additionally, analyses relating to the value of TFCE's businesses or securities are not appraisals. Accordingly, such analyses and estimates are inherently subject to substantial uncertainty.

         The full text of Houlihan Lokey's opinion, which describes, among other things, the assumptions made, general procedures followed, matters considered and limitations on the review undertaken by Houlihan Lokey in rendering its opinion is attached hereto and is incorporated herein by reference. The summary of the Houlihan Lokey opinion in this proxy statement is qualified in its entirety by reference to the full text of the Houlihan Lokey opinion. You are urged to read Houlihan Lokey's opinion in its entirety.

Interests of Certain Persons and Management in the Merger

         When considering the recommendation of our Board, you should be aware that some directors and officers have interests in the merger that are different from, or in addition to, yours. As a result, these directors and officers may be more likely to vote to approve the merger than our stockholders generally.

         Our President, Ronald G. Tray, our Chief Financial Officer, Denise L. Newlon, and our Secretary, Patricia Piccola, have previously entered into change of control agreements with TFC. Under the change-of-control agreements, upon the closing of the merger, Mr. Tray, Ms. Newlon and Ms. Piccola become subject to covenants not to compete and become entitled to various payments should the surviving corporation terminate their employment without cause or constructively discharge them as provided in the respective agreements. Similar change-of-control agreements with two of our other executive officers were terminated before we entered into the merger agreement.

         Certain stock options held by our chairman, Robert S. Raley, our President, Ronald G. Tray, and our Chief Financial Officer, Denise L. Newlon, and members of the Board of Directors will be or become vested on the closing of the merger and the executives will receive the excess of $1.87, if any, over the exercise price of such options. The rights of our executives with respect to their stock options are identical to the rights of our other holders of stock options. On the closing of the merger and cancellation of their respective options, Mr. Raley will receive $86,000, Mr. Tray will receive $77,600, Ms. Newlon will receive $30,238 and each non-employee Board member will receive $1,260 relating to options they hold that have an exercise price below $1.87.

         Mr. Raley has executed a consulting agreement, replacing his previous employment agreement, that will become effective on the closing of the merger, to work as a consultant no more than twenty hours a month, for the surviving entity after the merger for the three-year period following the closing of the merger. Under this consulting agreement, Mr. Raley will receive $25,000 monthly, or $300,000 per year, plus health insurance benefits during the consulting period provided he performs certain consulting services during this period.

         CPS has also agreed to pay up to $300,000 for continued "tail" insurance for the indemnification of the officers and directors of TFC for a 6-year period after the closing of the merger for events that occurred before the merger or that arise from the merger agreement or any transaction contemplated by it. Additionally, CPS will indemnify, or will cause the surviving entity to indemnify, all present and former TFC officers and directors to the full extent such persons may be indemnified by the surviving entity.

Certain Material U.S. Federal Income Tax Consequences of the Merger

         The following summary addresses the material federal income tax consequences of the exchange of TFC common stock under the merger agreement. The summary is based on current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), existing and proposed U.S. Treasury regulations promulgated thereunder, relevant administrative rulings and applicable judicial decisions, all of which are subject to change, possibly with retroactive effect.

         The summary does not address all aspects of federal income taxation that may be relevant to particular TFC stockholders and thus, for example, may not be applicable to stockholders who are financial institutions, tax-exempt organizations, insurance companies, broker-dealers or stockholders who are not citizens or residents of the United States, or stockholders who are employees and who acquired their stock by the exercise of incentive stock options or as compensation; nor does this summary address the effect of any applicable foreign, state, local or other tax laws. The discussion assumes that each holder of TFC common stock holds such stock as a capital asset within the meaning of the Code.

         The exchange of our common stock for cash under the terms of the merger agreement will be a taxable transaction for federal income tax purposes under the Code, and may also be a taxable transaction under state, local and other tax laws. A stockholder of TFC will recognize gain or loss equal to the difference between the amount of cash received by the stockholder in the exchange and the tax basis in his or her common stock.

         Gain or loss recognized by the stockholder exchanging his or her shares of common stock under the merger agreement will be a capital gain or loss if such common stock is a capital asset in the hands of the stockholder. If the TFC common stock has been held for more than 1 year, the gain or loss will be long-term. Capital gains recognized by an individual stockholder generally will be subject to U.S. federal income tax at capital gain rates applicable to the stockholder (up to a maximum of 38.6% in 2003 for short-term capital gains and 20% for long-term capital gains), and capital gains recognized by an exchanging corporate stockholder generally will be subject to U.S. federal income tax at a maximum rate of 35%.

         Payments of cash to certain stockholders surrendering shares of TFC common stock will be subject to information reporting and "backup" withholding at a rate of 30% (for 2002), unless the stockholder furnishes his, her or its taxpayer identification number in the manner prescribed in applicable Treasury Regulations, certifies that such number is correct, certifies as to no loss of exemption from backup withholding and meets certain other conditions. Any amounts withheld from payments to a holder under the backup withholding rules will be allowed as a refund or credit against the holder's U.S. federal income tax liability, provided the required information is furnished to the Internal Revenue Service.

         This discussion is not binding on the Internal Revenue Service, and neither TFC nor CPS has requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to our stockholders of the transactions discussed in this Proxy Statement.

         The federal income tax discussion set forth above is based on current law and is intended for general information only. The discussion does not address state, local, or foreign tax consequences, or all of the tax consequences that might be relevant to a particular TFC stockholder. We urge each stockholder to consult with his, her or its own tax advisor concerning the specific tax consequences of the merger to the stockholder, including the applicability and effect of foreign, state, local, or other tax laws and of any future changes in the Code, or regulation issued thereunder, or under any tax rulings or court decisions or other laws concerning taxes.

Accounting Treatment of the Merger

         The merger will be accounted for under the purchase method of accounting. Under this method of accounting, TFC and CPS will be treated as one company as of the date of completion of the merger. CPS will record on its consolidated balance sheet the fair market value of TFC's assets acquired less liabilities assumed. Net assets acquired in excess of the purchase price and related acquisition costs paid will be recorded as an extraordinary gain on CPS's consolidated income statement as of the date of completion of the merger.

No TFC Warrants Remain Outstanding

         On April 1, 2003, we paid GE $167,000 in return for canceling its outstanding warrant to purchase 1,135,280 shares of our common stock. Accordingly, no warrants currently exist or will remain outstanding after the merger.

                            TFC STOCKHOLDER PROPOSAL:
                 APPROVAL OF THE MERGER AGREEMENT AND THE MERGER

         The following information pertains to the transactions contemplated by the merger agreement. This description does not provide a complete description of all the terms and conditions of the merger agreement. This description is qualified in its entirety by the Appendices attached to this Proxy Statement, including the text of the merger agreement attached as Appendix A. The Appendices are a part of this Proxy Statement, and we urge you to read the Appendices in their entirety.

Overview of the Transaction

         As soon as possible after the conditions to completing the merger described below have been satisfied or waived, and, unless the merger agreement has been terminated, the merger will be effected as follows:

     . CPS Mergersub, Inc. will be merged with and into TFC, with TFC surviving the merger; and

     .   immediately thereafter, TFC will be a wholly-owned subsidiary of CPS.

You Will Receive Cash for Your Shares of TFC Common Stock

         On completion of the merger, each outstanding share of TFC Enterprises, Inc. common stock (other than shares for which appraisal rights have been asserted and perfected in accordance with Delaware law or any shares owned by us, our subsidiaries, CPS or its subsidiaries) will be converted into and represent the right to receive $1.87 in cash without any interest. After the closing of the merger, each outstanding share of TFC common stock will represent only the right to receive $1.87 in cash, without interest. The aggregate amount of the cash to be paid for our outstanding common stock is approximately $21.6 million. In addition, we will pay approximately $200,000 to cancel outstanding "in the money" stock options in connection with the merger and have paid GE $167,000 to repurchase its warrant.

Treatment of Options

         At the effective time of the merger, each stock option to purchase TFC common stock issued under the TFC Enterprises, Inc. Employee Stock Purchase Plan, the 1995 Long Term Incentive Plan and the Non-Employee Director Stock Option Plan or pursuant to a separate option agreement will be cancelled and converted into the right to receive a cash payment equal to the excess of $1.87, if any, over the exercise price per share of the stock option, multiplied by the number of shares of TFC common stock subject to the stock option, less any required tax withholding. There are options to purchase an aggregate of 1,214,179 shares as of the date of this Proxy Statement, 411,250 of which have exercise prices below $1.87.

Effective Date

         The merger will be consummated if (i) the merger agreement is approved by our stockholders, (ii) CPS and TFC obtain all required consents, and (iii) all other conditions to the merger agreement are either satisfied or waived. The merger will become effective on the date and at the time that a certificate of merger is filed with the Secretary of State of the State of Delaware, or such later date or time as may be indicated in such certificate, in accordance with the merger agreement.

         We anticipate that the merger will become effective by the end of May 2003. However, it is possible that factors outside of the control of the parties could require us to complete the transactions at a later time.

         We cannot assure you that the necessary approvals of the merger will be obtained or that other conditions to consummation of the merger can or will be satisfied. If the merger is not completed by July 31, 2003, either CPS or TFC may terminate the merger agreement, unless the terminating party's breach of the merger agreement caused the merger to not be completed by that date.

The Paying Agent

         At or before the closing of the merger, CPS must deposit with a bank or trust company the cash to be paid for shares of TFC common stock. Promptly after the closing of the merger, the paying agent will mail you a letter of transmittal and instructions for surrendering your stock certificates in exchange for the merger consideration.

Payment of Merger Consideration and Surrender of Stock Certificates

         If we complete the merger, our common stockholders will be entitled to receive $1.87 in cash for each share of common stock that they own. The paying agent will deliver to you your merger consideration according to the procedure summarized below.

         As soon as practicable after the closing of the merger, the paying agent will send you a letter of transmittal and instructions advising you how to surrender your certificates in exchange for the merger consideration.

         The paying agent will promptly pay you your merger consideration after you have (i) surrendered your certificates to the paying agent and (ii) provided to the paying agent any other items specified by the letter of transmittal.

         Interest will not be paid or accrue in respect of the cash payment of the merger consideration. The paying agent will reduce the amount of any merger consideration paid to you by applicable withholding taxes, if any.

         If the paying agent is to pay some or all of your merger consideration to a person other than you, you must have your certificates properly endorsed or otherwise in proper form for transfer and you must pay any transfer or other taxes payable by reason of the transfer or establish to the paying agent's satisfaction that the taxes have been paid or are not required to be paid.

Do Not Forward Your Stock Certificates to the Paying Agent Without a Letter of Transmittal

         The transmittal instructions will tell you what to do if you have lost your certificate, or if it has been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by paying agent or CPS, post a bond in an amount that the paying agent or CPS, as the case may be, reasonably directs as indemnity against any claim that may be made against them in respect of the certificate.

         After the merger, subject to the exceptions in the next sentence, you will cease to have any rights as stockholder of TFC. The exceptions include the right to receive dividends or other distributions with respect to your shares with a record date before the closing of the merger, the right to surrender your certificate in exchange for payment of the merger consideration or, if you exercise your appraisal rights, the right to perfect your right to receive payment for your shares under Delaware law.

         The paying agent will, 180 days following the closing of the merger, return to CPS all funds in its possession that constitute any portion of the merger consideration, and the paying agent's duties will terminate. After that time, stockholders who have not surrendered their certificates will be entitled to look to CPS only as its general creditors with respect to the cash payable and due on the surrender of their certificates. TFC, CPS and the paying agent will not be liable to any former holder of TFC common stock or option for any amount properly delivered to a public official under applicable abandoned property, escheat or other similar laws.

         You should NOT return your stock certificates with the enclosed proxy card, and you should NOT send your stock certificates to the paying agent until you receive the letter of transmittal.

Fees and Expenses of the Merger

         Whether the merger is completed and, except as otherwise provided in the merger agreement, all fees and expenses in connection with the merger will be paid by the party incurring those fees and expenses. Excluding any termination fees under the merger agreement, our total fees and expenses in connection with the merger are estimated to be approximately $500,000.

Appraisal Rights

         Under Section 262 of the General Corporation Law of the State of Delaware, stockholders of TFC who do not wish to accept the merger consideration of $1.87 in cash per share may elect to have the fair value of their shares of common stock judicially determined and paid in cash, together with a fair rate of interest, if any. The valuation will exclude any element of value arising from the accomplishment or expectation of the merger. A stockholder may only exercise appraisal rights on compliance with the provisions of Section 262.

         The following discussion is not a complete statement of the law pertaining to appraisal rights under the General Corporation Law of the State of Delaware, and is qualified in its entirety by the full text of Section 262. We have attached Section 262 in its entirety as Appendix C to this Proxy Statement. All references in Section 262 and in this summary to a "stockholder" are to the record holder of the shares of common stock as of April 15, 2003 as to which appraisal rights are asserted. A person having a beneficial interest in shares of common stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

         Under Section 262, when a proposed merger is to be submitted for approval at a meeting of stockholders, as in the case of our special meeting, the corporation, not less than 20 days before the meeting, must notify each of its stockholders entitled to appraisal rights that these appraisal rights are available and include in that notice a copy of Section 262. This Proxy Statement constitutes this notice to the holders of our common stock and the applicable statutory provisions of the General Corporation Law of the State of Delaware are attached to this Proxy Statement as Appendix C. Any stockholder who wishes to exercise such appraisal rights or who wishes to preserve the right to do so should review carefully the following discussion and Appendix C. Failure to comply with the procedures specified in Section 262 timely and properly will result in the loss of appraisal rights. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of common stock, we believe that stockholders who consider exercising such rights should seek the advice of counsel.

         Any stockholder wishing to exercise the right to demand appraisal under
Section 262 of the General Corporation Law of the State of Delaware must satisfy each of the following conditions:

     . the stockholder must deliver to us a written demand for appraisal of his, her or its shares before the vote on the merger agreement at the special meeting. This demand will be sufficient if it reasonably informs us of the identity of the stockholder and that the stockholder intends by that writing to demand the appraisal of his, her or its shares;

     . the stockholder must not vote his, her or its shares of common stock in favor of the merger agreement. A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the merger agreement. Therefore, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the merger agreement or abstain from voting on the merger agreement; and

     . the stockholder must continuously hold his, her or its shares from the date of making the demand through the effectiveness of the merger. A stockholder who is the record holder of shares of common stock on the date the written demand for appraisal is made but who thereafter transfers those shares before the effectiveness of the merger will lose any right to appraisal in respect of those shares.

         Voting against, abstaining from voting on or failing to vote on the proposal to adopt the merger agreement will not constitute a written demand for appraisal within the meaning of Section 262. The written demand for appraisal must be in addition to and separate from any proxy you deliver or vote you cast in person.

         Only a holder of record as of April 15, 2003 of shares of common stock is entitled to assert appraisal rights for those shares registered in that holder's name. A demand for appraisal should (i) be executed by or on behalf of the stockholder of record, fully and correctly, as his, her or its name appears on those stock certificates and (ii) specify the following:

     .   the stockholder's name and mailing address;

     .   the number of shares of common stock owned by the stockholder; and

     . that the stockholder intends thereby to demand appraisal of its common stock.

         If the shares are owned of record by a person in a fiduciary capacity, such as a trustee, guardian or custodian, the demand should be executed in that capacity. If the shares are owned of record by more than one person as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all owners. An authorized agent, including an agent for two or more joint owners, may execute a demand for appraisal on behalf of a stockholder; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, the agent is acting as agent for such owner or owners. A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares held for one or more beneficial owners while not exercising these rights with respect to the shares held for one or more other beneficial owners. In this case, the written demand should set forth the number of shares for which appraisal is sought, and where no number of shares is expressly mentioned the demand will be presumed to cover all shares held in the name of the record owner. Stockholders who hold their shares in brokerage accounts or other nominee forms and who wish to exercise the appraisal rights must consult with their brokers to determine appropriate procedures for the making of a demand for appraisal by such nominee.

         A stockholder  who elects to exercise  appraisal  rights  pursuant to
Section 262 should mail or deliver a written demand to: TFC Enterprises, Inc., 5425 Robin Hood Road, Norfolk, VA 23513, Attention: Patricia Piccola, Secretary.

         Within 10 days after the closing of the merger, the surviving corporation must send a notice as to the effectiveness of the merger to each of our former stockholders who has made a written demand for appraisal in accordance with Section 262 and who has not voted to adopt the merger agreement. Within 120 days after the closing of the merger, but not after that date, either the surviving corporation or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the value of the shares of common stock held by all stockholders demanding appraisal of their shares. We are under no obligation to, and have no present intent to, file a petition for appraisal, and stockholders seeking to exercise appraisal rights should not assume that the surviving corporation will file a petition or that the surviving corporation will initiate any negotiations with respect to the fair market value of the shares. Accordingly, stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262. Because we have no obligation to file a petition, your failure to do so within the period specified could nullify your previous written demand for appraisal.

         Under the merger agreement, we have agreed to give CPS prompt notice of any demands for appraisal we receive. CPS has the right to participate in and approve all negotiations and proceedings with respect to demands for appraisal under the General Corporation Law of the State of Delaware. We will not, except with the prior written consent of CPS, make any payment with respect to any demands for appraisal, or offer to settle, or settle, any demands.

         Within 120 days after the closing of the merger, any stockholder who has complied with the provisions of Section 262 will be entitled to receive from the surviving corporation, on written request, a statement setting forth the aggregate number of shares not voted in favor of the merger agreement and with respect to which we have received demands for appraisal and the aggregate number of holders of those shares. The surviving corporation must mail this statement to the stockholder by the later of 10 days after receipt of a request or 10 days after expiration of the period for delivery of demands for appraisal under
Section 262.

         A stockholder who timely files a petition for appraisal with the Delaware Court of Chancery must serve a copy on the surviving corporation. The surviving corporation must then within 20 days file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded appraisal of their shares and who have not reached agreements with us as to the value of their shares. After such notice to stockholders ordered by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine which stockholders are entitled to appraisal rights. The Delaware Court of Chancery may require stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates to the Register in Chancery for notation on the certificates of the pendency of the appraisal proceedings, and, if any stockholder fails to comply with the requirement, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

         After determining what stockholders are entitled to an appraisal, the Delaware Court of Chancery will appraise the "fair value" of their shares. This value will exclude any element of value arising from the accomplishment or expectation of the merger, but will include a fair rate of interest, if any, to be paid on the amount determined to be the fair value. The costs of the action may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable. Costs do not, however, include attorneys' or expert witness fees. On application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding be charged pro rata against the value of all of the shares entitled to appraisal. These expenses may include, without limitation, reasonable attorneys' fees and the fees and expenses of experts. Stockholders considering seeking appraisal should be aware that the fair value of their shares as determined under Section 262 could be more than, the same as or less than the merger consideration they would be entitled to receive under the merger agreement if they did not seek appraisal of their shares. Stockholders should also be aware that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262.

         Any stockholder who has duly demanded an appraisal in compliance with
Section 262 will not, after the closing of the merger, be entitled to vote the shares subject to that demand for any purpose or be entitled to the payment of dividends or other distributions on those shares. Stockholders will, however, be entitled to dividends or other distributions payable to holders of record of shares as of a record date before the effectiveness of the merger.

         Any stockholder may withdraw a demand for appraisal and accept the merger consideration by delivering to the surviving corporation a written withdrawal of the stockholder's demands for appraisal. Any attempt to withdraw made more than 60 days after the effectiveness of the merger will require written approval of the surviving corporation and no appraisal proceeding before the Delaware Court of Chancery as to any stockholder may be dismissed without the approval of the Delaware Court of Chancery, and this approval may be conditioned on any terms the Delaware Court of Chancery deems just.

         If the surviving corporation does not approve a stockholder's request to withdraw a demand for appraisal when the approval is required or if the Delaware Court of Chancery does not approve the dismissal of an appraisal proceeding, the stockholder will be entitled to receive only the appraised value determined in any such appraisal proceeding. This value could be higher or lower than, or the same as, the value of the merger consideration.

         Failure to comply strictly with all of the procedures set forth in
Section 262 of the General Corporation Law of the State of Delaware will result in the loss of a stockholder's statutory appraisal rights. Consequently, we urge any stockholder wishing to exercise appraisal rights to consult legal counsel before attempting to exercise those rights.

Material Provisions of the Merger Agreement

         This section of the Proxy Statement describes certain material terms of the merger agreement. The following summary is qualified in its entirety by reference to the complete text of the merger agreement, which is incorporated into this Proxy Statement by reference and attached as Appendix A to this Proxy Statement. We urge you to read the full text of the merger agreement.

Representations and Warranties

         The merger agreement contains various representations and warranties with respect to TFC and its subsidiaries relating to, among other things:

     .   our organization, qualification to do business and good standing;

     .   the validity of our organizational documents;

     .   our capitalization;

     . the authorization, execution and enforceability of the merger agreement;

     .   the effect of the merger and the merger agreement on our obligations;

     . applicable governmental consents and approvals in connection with the merger;

     . our possession of and compliance with permits and licenses required to conduct our business;

     . our compliance with applicable laws, rules and regulations of governmental entities;

     .   our filings and reports with the SEC;

     .   the information contained in this Proxy Statement;

     . the absence of material changes in our business operations since December 31, 2002;

     .   legal proceedings;

     .   taxes;

     .   employees, employee benefits and labor matters;

     .   financial statements;

     .   real property;

     .   title to property and assets;

     .   retail installment contracts;

     .   insurance;

     .   required vote of our stockholders at the special meeting;

     .   business relations with customers and service providers;

     .   brokers' fees and expenses; and

     .   our contract receivables.

         The merger agreement contains various representations and warranties with respect to CPS and CPS Mergersub, Inc. relating to, among other things:

     .   their organization, qualification to do business and good standing;

     .   the validity of their organizational documents;

     . the authorization, execution and enforceability of the merger agreement;

     .   their legal proceedings;

     . the absence of material changes in their business operations since December 31, 2002;

     .   the operation of CPS Mergersub, Inc.;

     .   their retail installment contracts;

     .   their SEC filings and reports;

     .   the effect of the merger and the merger agreement on obligations;

     .   governmental consents and approvals in connection with the merger;

     .   brokers' fees and expenses; and

     . CPS's ability to pay the merger consideration and $620,000 of certain subordinated debt in connection with the merger without the need to obtain financing.

         Certain of the representations and warranties listed above incorporate knowledge standards and materiality qualifiers.

Conduct of Business Pending the Merger

         TFC has agreed that, until the completion of the merger or unless CPS consents in writing, TFC and its subsidiaries will:

     . conduct their businesses in the usual, regular and ordinary course of business consistent with past practices;

     . use reasonable efforts to maintain and preserve intact its business organization, employees and business relationships and retain the services of its key officers and key employees; and

     . take no action which would adversely affect or delay in any respect the ability of either TFC or CPS to obtain any necessary approvals of any governmental entity required for the transactions contemplated under the merger agreement or to perform its covenants and agreements under the merger agreement.

         Except as permitted or required under the merger agreement, TFC has also agreed that, until the completion of the merger, without the prior written consent of CPS, it will not, nor will it permit its subsidiaries to:

     . declare, set aside or pay any dividends on, or make any other distributions on, any of our capital stock, or otherwise make any payments to our stockholders, other than dividends and distributions by any subsidiary to TFC;

     . split, combine or reclassify any of our capital stock or issue or authorize the issuance of any other securities;

     . purchase, redeem or otherwise acquire any shares of our stock or any other of our securities or any rights to acquire any such shares or other securities;

     . issue, deliver, sell, pledge, dispose of or encumber shares of our capital stock or securities exchangeable for our capital stock, other than the issuance of TFC common stock pursuant to the exercise of outstanding stock options;

     .   amend our charter or bylaws;

     . acquire or agree to acquire a substantial portion of the assets or equity in another entity;

     . acquire or agree to acquire any assets that are material to us other than retail installment contracts purchased in the ordinary course of business;

     . sell, lease, encumber or otherwise dispose of material assets, other than in connection with sales in the ordinary course of business or in connection with our warehouse facility and our securitization program;

     . incur any indebtedness, guarantee any indebtedness or make any loans, advances or investments in any other person, other than in the ordinary course of business or between TFC and any of our subsidiaries or between our subsidiaries;

     . enter into, adopt or materially amend any employee plan or agreement, except as required by applicable law or in the ordinary course of business;

     .   increase the compensation payable to our employees;

     . change our independent public accountants or change any accounting methods or policies, except as required by FASB;

     .   make any tax election not in the ordinary course of business;

     .   materially change any of our credit policies or hedging strategies; or

     .   agree or commit to do any of the foregoing.

TFC additionally has agreed, amongst other things:

     .   to expeditiously call and hold the special meeting;

     . through our Board, to recommend the approval of the merger and the merger agreement, except if the failure to withdraw such recommendation would likely violate the Board's fiduciary duties to our stockholders;

     . to submit the merger agreement to our stockholders for approval whether or not our Board determines that the merger agreement is no longer advisable and recommends that our stockholders reject it;

     .   to promptly prepare and file the Proxy Statement with the SEC;

     . to use our reasonable best efforts to mail the Proxy Statement to our stockholders promptly as practicable;

     . subject to any existing restrictions, to provide to the representatives of CPS reasonable access during normal business hours to all of our internally available information and materials;

     . to furnish CPS with copies of any our securities filings pursuant to the requirements of federal or state securities laws; and

     . to use commercially reasonable efforts to obtain estoppel certificates from our landlords.

Each of TFC and CPS has also agreed, among other things:

     . to use our reasonable best efforts to take all actions, and to cooperate with the other in doing all things advisable to expeditiously consummate the merger;

     . to use our reasonable best efforts to not take any action which would cause any of our respective representations or warranties to be materially untrue, result in a material breach of any covenant made in the merger agreement, or which could reasonably be expected to delay the merger; and

     . to use our reasonable best efforts to give prompt notice to the other party of any event which could likely cause any representation or warranty to become materially untrue, or cause any covenant to not be fulfilled.

         We urge stockholders to carefully read the sections in the merger agreement entitled "Covenants Relating to Conduct of Business" and "Additional Agreements."

Regulatory Matters

         The obligation of both parties to complete the merger is conditioned on the receipt of any requisite material regulatory approvals. We cannot assure you that all governmental agencies will approve or take the other required actions with respect to the merger. This transaction does not require any consent to be obtained under the Hart-Scott-Rodino Act.

No Solicitation of Alternative Transactions

         Until the merger is completed or the merger agreement is terminated, TFC has agreed not to directly or indirectly:

     .   solicit or initiate the submission of a takeover proposal involving
         TFC;

     . enter into any agreement with respect to a takeover proposal involving TFC; or

     . participate in any discussions or negotiations or otherwise take any action to facilitate a takeover proposal, including any action which could reasonably be expected to lead to a takeover proposal.

         Notwithstanding the forgoing, TFC and our Board may comply with SEC tender offer and takeover rules (under Rules 14d-9 and 14e-2) and provide confidential information and negotiate with a party in connection with an unsolicited takeover proposal if, in our Board's good faith judgment and on the advice of counsel, the failure to take any action would likely breach the Board's fiduciary duty to our stockholders. TFC must advise CPS with respect to any such takeover proposal, including the material terms of such takeover proposal.

         A "takeover proposal" as it relates to TFC, is a third party proposal involving:

     . a merger or business combination of TFC and any of its significant subsidiaries; or

     . the acquisition of 25% or more of the assets, equity or voting interests of TFC and a significant subsidiary.

         TFC may, however, in response and with respect to a bona fide unsolicited takeover proposal from a third party submitted after the date of the merger agreement that constitutes a "superior proposal," enter into or participate in discussions or negotiations with such third party, provided that, based on the advice of our outside counsel, TFC's Board of Directors determines in good faith that failure to take such action in response to such a proposal would likely constitute a breach by the Board of Directors of its fiduciary duties under applicable law.

         A "superior proposal" is a takeover proposal that our Board determines, in its good faith judgment, after consultation with its financial advisors, is more favorable to our stockholders from a financial point of view than the proposed merger with CPS.

         Nothing in the merger agreement prohibits our Board from disclosing to our stockholders a position with respect to a transaction proposal by a third party to the extent required under the Securities and Exchange Act of 1934, as amended, including Rules 14e-2 and 14d-9, or from making such disclosure to our stockholders that, based on advice of outside counsel, the Board determines in good faith is required under applicable law.

Director and Officer Indemnification and Insurance

         CPS must, or must cause the surviving corporation to, indemnify present and former officers, directors, agents and employees of TFC and its subsidiaries to the fullest extent that TFC and its subsidiaries would have been permitted under applicable law, its charter documents or any existing agreement to indemnify such persons. TFC or CPS must purchase, or must cause the surviving corporation to purchase, a 6-year "tail" on our current director and officer insurance and indemnification policy; provided however, that TFC, CPS and the surviving corporation are not required to pay more than $300,000 for the 6-year tail insurance.

Employee Benefits

         For six months after the closing of the merger, the surviving entity must provide those of our employees who continue employment with the surviving entity with employee benefit plans no less favorable, in the aggregate, than the employee benefit plans we provided to our employees immediately before the merger.

         CPS and the surviving entity have agreed to honor all employment agreements, change of control agreements, bonus agreements, severance agreements and any other agreements with our directors, officers and employees.

         The surviving entity may amend or terminate any employee benefit plan or policy or terminate any employee, provided, however, that no such termination or amendment may impair the rights of any person with respect to any benefits accrued as of the time of the termination or amendment.

         Our stock option plans will terminate on the closing of the merger. Stock options to purchase TFC common stock made under our stock option plans will become immediately vested and holders of these options and awards will receive a cash payment equal to the excess, if any, of $1.87 over the exercise price.

Conditions to Completion of the Merger

         The completion of the merger depends on a number of conditions. The respective obligation of each party to effect the merger are subject to the fulfillment at or before closing of the merger of the following conditions:

     . the merger and the merger agreement must have been duly approved by the requisite vote of TFC stockholders;

     . all material consents or approvals of, or filings with, any governmental entity must have been obtained;

     . no court or governmental entity having jurisdiction has issued any order or injunction that has the effect of making the merger or any merger-related transaction illegal;

     . waivers and consents to the merger must be obtained from Westside Funding Corporation, N.M., Rothschild & Sons, Ltd., Royal Sun Alliance, Radian Asset Assurance, Inc. and Levine Leichtman Capital Partners II, L.P.;

     . stock option cancellation agreements shall have been obtained from substantially all holders of "out of the money" or "underwater" stock options;

     . no material suit, action or proceeding by any governmental entity relating to the merger agreement or any merger-related transaction is pending;

     . our respective representations and warranties that are qualified by materiality must be true and correct on and as of the date of the closing of the merger as if made on such date, and those representations and warrants that are not so qualified, must be true and correct in all material respects on and as of the date of the closing of the merger as if made on such date;

     . each party has performed and complied in all material respects with its obligations required by the merger agreement to be performed or complied with on or before the date of the closing of the merger; and

     . each party has obtained the consent or approval of each non-governmental entity or person whose consent or approval is materially required in connection with the transactions contemplated in the merger agreement.

         Additionally, CPS's obligation to close the merger is subject to the satisfaction or waiver of each of the following conditions before completion of the merger:

     . the holders of not more than 10% of our common stock have exercised their appraisal rights under Delaware law; and

     . we shall have entered into a securitization arrangement or obtained alternate financing to repay all amounts due under the GE revolving line of credit.

Termination of the Merger Agreement

         Either of us may terminate the merger agreement at any time before the closing of the merger, even after our stockholders vote to approve it, under the following circumstances:

     .   by both of us on our mutual written consent;

     . by either party if the other party has failed to materially comply with any of its covenants or agreements contained in the merger agreement, and such failure remains uncured for 30 business days after written notice from the nonbreaching party of such failure;

     . by either party if CPS fails to have the financing needed to pay the aggregate merger consideration and $620,000 of certain subordinated debt;

     . by either party if the other party breaches any of its representations or warranties that are qualified as to materiality, and such breach remains uncured for 30 business days after written notice from the nonbreaching party of such breach;

     . by either party if the other party has breached any representation or warranty that is not qualified as to materiality which has the effect of making such representation or warranty not true and correct in all material respects, and such breach remains uncured for 30 business days after written notice from the nonbreaching party of such breach;

     . by either party if the other party has breached any representation or warranty that is qualified as to materiality, and such breach remains uncured for 30 business days after written notice from the nonbreaching party of such breach;

     . by either party if a governmental entity prohibits the consummation of the merger and such governmental order or ruling is final and nonappealable; or

     . by either party if our stockholders do not approve the merger agreement at our special meeting, provided that we may not so terminate if we have breached our obligations under the merger agreement, including, amongst others, the failure to complete and file this Proxy Statement or to recommend the merger to our stockholders.

         CPS may terminate the merger agreement if any of the following occur:

     .   if a third party acquires 25% or more of our outstanding common stock;

     . if our Board withdraws or modifies its recommendation to our stockholders to approve the merger;

     . if a tender or exchange offer for more than 25% of our common stock is commenced, and our Board does not recommend that our stockholders do not accept such offer;

     . if the total shareholders' equity (as adjusted under the terms of the merger agreement) of TFC at closing is less than the total shareholders' equity of TFC on December 31, 2002; or

     . if on or before April 30, 2003, CPS determines that any material portion of our contract receivables are not valid or not enforceable, or that we have failed to comply with the servicing requirements of applicable Servicing and Sale and Servicing Agreements.

         Additionally, TFC may terminate the merger agreement if our Board determines that a takeover proposal constitutes a superior proposal. As described above, a "superior proposal" means a takeover proposal that our Board determines in its good faith judgment, after consultation with its financial advisors, is more favorable to our stockholders from a financial point of view than the proposed merger.

Payment of Fees and Expenses

         TFC has agreed to reimburse CPS up to $500,000 for its out-of-pocket fees and expenses and to pay CPS a cash termination fee of $650,000, less the out-of-pocket fees and expenses reimbursed by TFC, in the following circumstances:

     .   TFC terminates the merger agreement to accept a superior proposal;

     . CPS terminates the merger agreement because our Board does not recommend the approval of the merger by our stockholders or recommends a third party takeover proposal;

     . CPS terminates the merger agreement because a third party acquires 25% or more of our outstanding common stock; or

     . CPS terminates the merger agreement because our Board does not recommend against a third party tender or exchange offer for our common stock.

         TFC has agreed to reimburse CPS up to $500,000 for its out-of-pocket fees and expenses in the following circumstances:

     . if either TFC or CPS terminate the agreement if our stockholders do not approve the merger agreement, through no fault or inaction on the part of our Board; or

     . if the total stockholders' equity (as adjusted under the terms of the merger agreement) of TFC at closing is less than the total stockholders' equity of TFC on December 31, 2002.

         CPS has agreed to reimburse TFC up to $500,000 for its out-of-pocket fees and expenses if CPS terminates the merger agreement because of CPS's inability to have the financing to pay the aggregate merger consideration and $620,000 of certain subordinated debt.

Extension, Waiver and Amendment of the Merger Agreement

         TFC and CPS may amend the merger agreement before completion of the merger; provided, however, after our stockholders approve the merger and the merger agreement, no change may be made that would by law require the further approval of our stockholders.

         Either TFC or CPS may, in writing, extend the other's time for or waive compliance with the performance of any of the obligations or other acts under the merger agreement, waive any inaccuracies in the other's representations and warranties and waive compliance by the other with any of the agreements or conditions contained in the merger agreement.

         The Board of Directors unanimously recommends that you vote "FOR" adoption and approval of the merger agreement.

           BENEFICIAL OWNERSHIP OF TFC ENTERPRISES, INC. COMMON STOCK

         The following table sets forth information as of April 1, 2003 relating to the beneficial ownership of the Company's Common Stock by (i) each director nominee and each of the Company's directors and named executive officers, (ii) each person (or group of affiliated persons) who is known by the Company to own beneficially more than 5% of the Common Stock, and (iii) all of the Company's directors and executive officers as a group.

Name and Address of Beneficial Owner (1)              Amount of Beneficial Ownership     Percent of Class

Robert S. Raley, Jr.                                                   1,436,359 (2)                12.22%
Walter S. Boone, Jr.                                                 412,224 (3) (6)                 3.56%
Douglas E. Bywater                                                   404,409 (4) (6)                 3.50%
Andrew M. Ockershausen                                                   166,000 (6)                 1.44%
Phillip R. Smiley                                                     51,200 (5) (6)                     *
Linwood R. Watson                                                         22,000 (6)                     *
Ronald G. Tray                                                           205,212 (7)                 1.75%
Rick S. Lieberman                                                         56,478 (8)                     *
Delma H. Ambrose                                                          51,922 (9)                     *
New Generation Advisers, Inc.                                           770,900 (10)                 6.67%
Grand Slam Capital Partners, LLC                                      1,131,400 (11)                 9.79%
All directors  and  executive  Officers as a group                    2,874,744                     23.72%
(11 persons)

* Less than 1% beneficial ownership.

(1) All directors and executive officers receive mail at the Company's corporate executive offices at 5425 Robin Hood Road, Suite 101B, Norfolk, Virginia 23513.
(2) Includes 29,254 shares owned jointly by Mr. Raley and his wife, 10,100 shares owned solely by his wife and 200,000 shares which Mr. Raley has the right to acquire within 60 days through the exercise of stock options granted to Mr. Raley in January 1997 under the Company's 1995 Long-Term Incentive Plan ("Incentive Plan") in connection with his 1997 compensation package.
(3) Includes 203,112 shares owned by the Walter S. Boone, Jr. Living Trust and 193,112 shares owned by the Rose K. Boone Living Trust.
(4) Includes 387,224 shares owned jointly by Mr. Bywater and his wife and 1,185 shares owned jointly by Mr. Bywater and his children.
(5)      Includes 35,200 shares owned jointly by Mr. Smiley and his wife.
(6) Includes 16,000 shares that each has the right to acquire within 60 days through the exercise of stock options granted under the Non-Employee Director Stock Option Plan.
(7) Includes 144,679 shares which Mr. Tray has the right to acquire within 60 days through the exercise of stock options granted under the Incentive Plan and 2,000 shares owned by his wife.

(8) Includes 52,000 shares that Mr. Lieberman has the right to acquire within 60 days through the exercise of stock options granted under the Incentive Plan.
(9) Includes 47,000 shares that Ms. Ambrose has the right to acquire within 60 days through the exercise of stock options granted under the Incentive Plan.
(10) Per a Schedule 13G dated March 13, 2002, New Generation Advisers, Inc, 225 Friend Street, Suite 801, Boston MA, 02114, an investment adviser, owned 6.68% of common stock at December 31, 2002.
(11) Per a Schedule 13D/A dated February 7, 2003, Grand Slam Capital Partners LP, One Bridge Plaza, Fort Lee NJ, 07024, an asset management company, owned 9.8% of common stock at February 18, 2003.

                              STOCKHOLDER PROPOSALS

         Proposals submitted by stockholders of TFC for presentation at the 2003 annual meeting of stockholders, which will not be held if the merger is consummated, must be received by the Secretary of TFC no later than June 1, 2003 for inclusion in the proxy statement and form of proxy relating to the 2003 annual meeting of stockholders.

                                  OTHER MATTERS

         Each proxy solicited also confers discretionary authority on the proxy holders appointed by our Board of Directors to vote the proxy with respect to matters incident to the conduct of the meeting and on such other matters as may properly come before the special meeting. Our Board of Directors is not aware of any business to come before the special meeting other than those matters described above in this Proxy Statement. If, however, any other matter should properly come before the special meeting, it is intended that proxy holders will act in accordance with their best judgment.

                           FORWARD-LOOKING STATEMENTS

         This Proxy Statement contains forward-looking statements that involve risks, uncertainties and assumptions. In particular, the statement that the acquisition is expected to close by the end of May 2003 is a forward-looking statement. The acquisition may not close in May 2003, or at all, if required consents are not obtained, replacement funding for the GE revolving line of credit has not been obtained, or TFC stockholders do not approve the transaction. More generally, all statements herein other than statements of historical fact are statements that could be deemed forward-looking statements. CPS and TFC assume no obligation to update and do not intend to update these forward-looking statements.

                             INDEPENDENT ACCOUNTANTS

         The TFC Board appointed McGladrey & Pullen LLP to act as our independent public accountants for 2003. McGladrey & Pullen LLP continues to perform audit professional services for and on behalf of TFC. McGladrey & Pullen LLP's unqualified opinion including a going concern explanatory paragraph on the consolidated financial statements, together with our consolidated financial statements, are included in our Annual Report on Form 10-K to stockholders, previously filed with the SEC.

                                                                      Appendix A

                          AGREEMENT AND PLAN OF MERGER

                                      AMONG

                        CONSUMER PORTFOLIO SERVICES, INC.

                               CPS MERGERSUB, INC.

                                       AND

                              TFC ENTERPRISES, INC.

                           DATED AS OF MARCH 31, 2003

                                TABLE OF CONTENTS

                                                                                                  Page
ARTICLE 1 THE MERGER.................................................................................1
      Section 1.1       The Merger...................................................................1
      Section 1.2       Effective Time...............................................................1
      Section 1.3       Effects of the Merger........................................................2
      Section 1.4       Charter and Bylaws; Directors and Officers...................................2
      Section 1.5       Conversion of Securities.....................................................2
      Section 1.6       Exchange of Certificates.....................................................3
      Section 1.7       Return of Payment Fund.......................................................4
      Section 1.8       No Further Ownership Rights in Company Common Stock..........................4
      Section 1.9       Closing of Company Transfer Books............................................4
      Section 1.10      Lost Certificates............................................................4
      Section 1.11      Further Assurances...........................................................4
      Section 1.12      Dissenting Shares............................................................5
      Section 1.13      Closing......................................................................5

ARTICLE 2 REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB...........................................6

      Section 2.1       Organization, Standing and Power.............................................6
      Section 2.2       Authority....................................................................6
      Section 2.3       Consents and Approvals; No Violation.........................................7
      Section 2.4       SEC Documents and Other Reports..............................................7
      Section 2.5       Absence of Certain Changes or Events.........................................8
      Section 2.6       Brokers......................................................................8
      Section 2.7       Operations of Sub............................................................8
      Section 2.8       No Need for Financing........................................................9

ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY..............................................9

      Section 3.1       Organization, Standing and Power.............................................9
      Section 3.2       Capital Structure............................................................9
      Section 3.3       Authority...................................................................10
      Section 3.4       Consents and Approvals; No Violation........................................11
      Section 3.5       SEC Documents and Other Reports.............................................11
      Section 3.6       Proxy Statement.............................................................12
      Section 3.7       Absence of Certain Changes or Events........................................12
      Section 3.8       Permits and Compliance......................................................12
      Section 3.9       Tax Matters.................................................................13
      Section 3.10      Actions and Proceedings.....................................................15
      Section 3.11      Employees; Employee Benefits................................................16
      Section 3.12      Labor Matters...............................................................18
      Section 3.13      Contract Receivables........................................................19
      Section 3.14      Title of Property and Assets................................................19

      Section 3.15      Real Property...............................................................19
      Section 3.16      Insurance...................................................................20
      Section 3.17      Business Relations..........................................................20
      Section 3.18      Retail Installment Contracts................................................20
      Section 3.19      Opinion of Financial Advisor................................................20
      Section 3.20      Required Vote of Company Stockholders.......................................21
      Section 3.21      Brokers.....................................................................21

ARTICLE 4 COVENANTS RELATING TO CONDUCT OF BUSINESS.................................................21

      Section 4.1       Conduct of Business Pending the Merger......................................21
      Section 4.2       No Solicitation by the Company..............................................22

ARTICLE 5 ADDITIONAL AGREEMENTS.....................................................................23

      Section 5.1       Company Stockholder Meeting.................................................23
      Section 5.2       Preparation of the Proxy Statement..........................................24
      Section 5.3       Access to Information.......................................................24
      Section 5.4       Certain Payments, Fees and Expenses.........................................24
      Section 5.5       Reasonable Best Efforts.....................................................25
      Section 5.6       Public Announcements........................................................26
      Section 5.7       State Takeover Laws.........................................................26
      Section 5.8       Indemnification; Directors and Officers Insurance...........................26
      Section 5.9       Notification of Certain Matters.............................................26
      Section 5.10      Employee Benefit Plans and Agreements.......................................26
      Section 5.11      Estoppel Certificates.......................................................27

ARTICLE 6 CONDITIONS PRECEDENT TO THE MERGER........................................................28

      Section 6.1       Conditions to Each Party's Obligation to Effect the Merger..................28
      Section 6.2       Conditions to Obligation of the Company to Effect the Merger................28
      Section 6.3       Conditions to Obligations of Parent and Sub to Effect the Merger............29

ARTICLE 7 TERMINATION, AMENDMENT AND WAIVER.........................................................29

      Section 7.1       Termination.................................................................29
      Section 7.2       Effect of Termination.......................................................31
      Section 7.3       Amendment...................................................................31
      Section 7.4       Waiver......................................................................31

ARTICLE 8 GENERAL PROVISIONS........................................................................32

      Section 8.1       Nonsurvival of Representations and Warranties...............................32
      Section 8.2       Notices.....................................................................32
      Section 8.3       Interpretation..............................................................33
      Section 8.4       Counterparts................................................................33

      Section 8.5       Entire Agreement; No Third Party Beneficiaries..............................33
      Section 8.6       Governing Law...............................................................33
      Section 8.7       Assignment..................................................................34
      Section 8.8       Severability................................................................34

                             TABLE OF DEFINED TERMS

                                                                                                  Page
Agreement............................................................................................1
Blue Sky Laws........................................................................................7
Certificate of Merger................................................................................1
Certificates.........................................................................................3
Closing..............................................................................................5
Code.................................................................................................4
Company..............................................................................................1
Company Annual Report...............................................................................10
Company Bylaws......................................................................................10
Company Charter.....................................................................................10
Company Common Stock.................................................................................2
Company Letter......................................................................................10
Company Permits.....................................................................................13
Company SEC Documents...............................................................................11
Company Stockholder Meeting.........................................................................23
Confidentiality Agreement...........................................................................24
Constituent Corporations.............................................................................1
D&O Insurance Tail..................................................................................26
DGCL.................................................................................................1
Dissenting Shares....................................................................................5
Effective Time.......................................................................................1
Employees...........................................................................................16
ERISA...............................................................................................17
Former Employees....................................................................................16
Governmental Entity..................................................................................7
Income Taxes........................................................................................14
IRCA................................................................................................17
IRS.................................................................................................17
Knowledge of the Company............................................................................16
Leased Real Property................................................................................19
Liens...............................................................................................10
Material Adverse Effect..............................................................................6
Merger...............................................................................................1
Merger Consideration.................................................................................2
Non-Employees.......................................................................................16
Option...............................................................................................2
Parent...............................................................................................1
Parent Bylaws........................................................................................7

Parent Charter.......................................................................................7
Parent Letter........................................................................................7
Parent SEC Documents.................................................................................8
Paying Agent.........................................................................................3
Payment Fund.........................................................................................3
Proxy Statement.....................................................................................12
Real Property Leases................................................................................19
Retained Employees..................................................................................27
Sarbanes-Oxley Act of 2002...........................................................................8
SEC..................................................................................................7
SOX..................................................................................................7
State Takeover Approvals.............................................................................7
Sub..................................................................................................1
Sub Charter..........................................................................................2
Subsidiary...........................................................................................6
Superior Proposal...................................................................................30
Surviving Corporation................................................................................1
Takeover Proposal involving the Company.............................................................23
Tax Return..........................................................................................14
Taxes...............................................................................................14
Taxing Authority....................................................................................14
United States Real Property Holding Corporation.....................................................15

                          AGREEMENT AND PLAN OF MERGER

        AGREEMENT AND PLAN OF MERGER, dated as of March 31, 2003 (this "Agreement"), is among Consumer Portfolio Services, Inc., a California corporation ("Parent"), CPS Mergersub Inc., a Delaware corporation and a direct wholly owned subsidiary of Parent ("Sub"), and TFC Enterprises, Inc., a Delaware corporation (the "Company", together with Sub, the "Constituent Corporations").

                              W I T N E S S E T H:

        WHEREAS, the respective Boards of Directors of Parent, Sub and the Company have determined that the merger of Sub with and into the Company (the "Merger"), upon the terms and subject to the conditions set forth herein, is advisable and fair to and in the best interests of their respective stockholders;

        WHEREAS, the respective Boards of Directors of the Company, Parent and Sub have each approved and adopted, at meetings of each such Boards of Directors, this Agreement and have authorized the execution hereof; and

        WHEREAS, Parent, Sub and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Merger and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, in consideration of the premises, representations, warranties and agreements herein contained, the parties agree as follows:

                                    ARTICLE 1
                                   THE MERGER

        Section 1.1 The Merger. Upon the terms and subject to the conditions hereof, and in accordance with the Delaware General Corporation Law (the "DGCL"), Sub shall be merged with and into the Company at the Effective Time (as hereinafter defined). Following the Merger, the separate corporate existence of Sub shall cease and the Company shall continue as the surviving corporation (the "Surviving Corporation") and shall succeed to and assume all the rights and obligations of Sub in accordance with the DGCL.

        Section 1.2 Effective Time. The Merger shall become effective when a Certificate of Merger (the "Certificate of Merger"), executed in accordance with the relevant provisions of the DGCL, is filed with the Secretary of State of the State of Delaware; provided, however, that, upon mutual consent of the Constituent Corporations, the Certificate of Merger may provide for a later date of effectiveness of the Merger not more than 30 days after the date the Certificate of Merger is filed. When used in this Agreement, the term "Effective Time" shall mean the date and time at which the Certificate of Merger is accepted for recording or such later time established by the Certificate of Merger. The filing of the Certificate of Merger shall be made on the date of the Closing (as hereinafter defined).

        Section 1.3 Effects of the Merger. The Merger shall have the effects set forth in this Agreement and in Section 259 of the DGCL.

        Section 1.4 Charter and Bylaws; Directors and Officers.

                (a) At the Effective Time, the Certificate of Incorporation of Sub (the "Sub Charter"), as in effect at the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation until amended as provided by applicable law except that the name of the Surviving Corporation shall initially be "The Finance Company" At the Effective Time, the Bylaws of Sub as in effect at the Effective Time shall be the Bylaws of the Surviving Corporation until thereafter changed or amended in accordance with applicable law.

                (b) The directors of Sub at the Effective Time of the Merger shall be the directors of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be. The officers of the Sub at the Effective Time of the Merger shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

        Section 1.5 Conversion of Securities. As of the Effective Time, by virtue of the Merger and without any action on the part of Sub, the Company or the holders of any securities of the Constituent Corporations:

                (a) Each issued and outstanding share of common stock, par value $.01 per share, of Sub shall be converted into one (1) validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation.

                (b) Each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") that is held in the treasury of the Company or by any wholly owned Subsidiary of the Company, and any shares of Company Common Stock owned by Parent, shall be cancelled and no capital stock of Parent or other consideration shall be delivered in exchange therefor.

                (c) Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 1.5(b) and any Dissenting Shares (as hereinafter defined)) shall be converted into the right to receive $1.87 in cash payable to the holder thereof, without interest thereon (the "Merger Consideration"). All such shares of Company Common Stock, when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and each holder of a certificate representing any such shares shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration pursuant to this Section 1.5(c). The Merger Consideration shall be appropriately adjusted for any stock dividend, stock split or like transaction affecting Company Common Stock prior to the Effective Time.

                (d) Each option to acquire shares of Company Common Stock (an "Option") outstanding immediately prior to the Effective Time, that is vested and exercisable at that time, shall be cancelled and converted into the fully vested right to receive the excess of $1.87, if any, over the exercise price per share for which shares of Company Common Stock may be acquired pursuant to the Option. Prior to the Effective Time, the Company shall take all actions within its control which are necessary (and shall use its reasonable best efforts to obtain such consents, if any, from Option holders as may be required) to cancel and convert all outstanding Options in accordance with this Section 1.5(d). All Options, when so converted, shall no longer be outstanding, and each holder of such an Option shall cease to have any rights with respect thereto, except the right to receive the consideration described in this Section 1.5(d). The consideration described in this Section 1.5(d) shall be appropriately adjusted for any stock dividend, stock split or like transaction affecting Company Common Stock prior to the Effective Time.

        All applicable withholding taxes attributable to the payments made hereunder or to distributions contemplated hereby shall be deducted from the cash amount payable above. Except as provided herein or as otherwise agreed to by the parties and to the extent permitted by the Company Stock Purchase Plan, the Incentive Plan or the Director Plan (each as defined in Section 3.2(a) hereof), the Company shall cause the Company Stock Purchase Plan, the Incentive Plan and the Director Plan to terminate as of the Effective Time.

        Section 1.6 Exchange of Certificates.

                (a) Parent shall appoint a trust company or a commercial bank reasonably acceptable to the Company to act as Paying Agent hereunder (the "Paying Agent"). Prior to the Effective Time, Parent shall deposit with the Paying Agent the aggregate Merger Consideration under Section 1.5(c) hereof (the "Payment Fund"). The Paying Agent shall deliver the Merger Consideration contemplated to be paid pursuant to Section 1.5(c) out of the Payment Fund.

                (b) Parent shall cause the Paying Agent, as soon as practicable after the Effective Time, to mail to each record holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock converted in the Merger (the "Certificates") a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon actual delivery of the Certificates to the Paying Agent, and shall contain instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration). Upon surrender for cancellation to the Paying Agent of one or more Certificates held by any record holder of a Certificate, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration pursuant to this Article 1, and any Certificate so surrendered shall forthwith be cancelled. No interest will be paid or accrued on the Merger Consideration payable to the holder of the Certificates.

                (c) The Paying Agent shall invest the Payment Fund, as directed by Parent, in (i) direct obligations of the United States of America, (ii) obligations for which the full faith and credit of the United States of America is pledged to provide for the payment of principal and interest, or (iii) certificates of deposit, bank repurchase agreements or bankers acceptances, of commercial banks with assets exceeding $1,000,000,000, and any net earnings with respect thereto shall be paid to Parent as and when requested by Parent; provided that any such investment or any such payment of earnings shall not delay the receipt by holders of Certificates of their Merger Consideration or otherwise impair such holders' respective rights hereunder. Parent must promptly replace any portion of the Payment Fund which the Paying Agent loses through investments.

                (d) If any Merger Consideration is to be paid to a name other than that in which the Certificate surrendered is registered, it shall be a condition of such payment that the Certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such payment shall pay to the Paying Agent any taxes required by reason of payment or shall establish to the satisfaction of the Paying Agent that such tax has been paid or is not applicable. Parent or the Paying Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent or the Paying Agent is required to deduct and withhold with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or under any provision of state, local or foreign tax law. To the extent that amounts are so withheld by Parent or the Paying Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Company Common Stock in respect of which such deduction and withholding was made by Parent or the Paying Agent.

        Section 1.7 Return of Payment Fund. Any portion of the Payment Fund which remains undistributed to the former stockholders of the Company for six months after the Effective Time shall be delivered to Parent, upon demand of Parent, and any such former stockholders who have not theretofore complied with this Article 1 shall thereafter look only to Parent for payment of their claim for their Merger Consideration. Neither Parent nor the Surviving Corporation shall be liable to any former holder of Company Common Stock for any such Merger Consolidation that is delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

        Section 1.8 No Further Ownership Rights in Company Common Stock. The Merger Consideration issued upon the surrender of Certificates in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to the shares of Company Common Stock represented by such Certificates.

        Section 1.9 Closing of Company Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of shares of Company Common Stock shall thereafter be made on the records of the Company. If, after the Effective Time, Certificates are presented to the Surviving Corporation, the Paying Agent or the Parent, such Certificates shall be cancelled as provided in this Article 1.

        Section 1.10 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming such Certificate to be lost, stolen or destroyed and, if required by Parent or the Paying Agent, the posting by such person of a bond, in such reasonable amount as Parent or the Paying Agent may direct as indemnity against any claim that may be made against them with respect to such Certificate, the Paying Agent will pay the Merger Consideration for such lost, stolen or destroyed Certificate.

        Section 1.11 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments or assurances or any other acts or things are necessary, desirable or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation its right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of either of the Constituent Corporations or (b) otherwise to carry out the purposes of this Agreement, the Surviving Corporation and its proper officers and directors or their designees shall be authorized to execute and deliver, in the name and on behalf of either of the Constituent Corporations, all such deeds, bills of sale, assignments and assurances and to do, in the name and on behalf of either Constituent Corporation, all such other acts and things as may be necessary, desirable or proper to vest, perfect or confirm the Surviving Corporation's right, title or interest in, to or under any of the rights, privileges, powers, franchises, properties or assets of such Constituent Corporation and otherwise to carry out the purposes of this Agreement.

        Section 1.12 Dissenting Shares. Notwithstanding anything in this Agreement to the contrary, shares of Company Common Stock issued and outstanding immediately prior to the Effective Time held by a holder (if any), who has the right to demand, and who properly demands, an appraisal of such shares of Company Common Stock in accordance with Section 262 of the DGCL (or any successor provision) ("Dissenting Shares") shall not be converted into a right to receive their Merger Consideration unless such holder fails to perfect or otherwise loses such holder's right to such appraisal, if any. If, after the Effective Time, such holder fails to perfect or loses any such right to appraisal, each such share of Company Common Stock of such holder shall be treated as a share of Company Common Stock that had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Article 1. At the Effective Time, any holder of Dissenting Shares shall cease to have any rights with respect thereto, except the rights provided in
Section 262 of the DGCL (or any successor provision) and as provided in the immediately preceding sentence. The Company shall give prompt notice to Parent of any demands received by the Company for appraisal of shares of Company Common Stock, and Parent shall have the right to participate in and direct all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of Parent, make any payment with respect to, or settle or offer to settle, any such demands. Parent shall be responsible for all payments with respect to the Dissenting Shares, including without limitation, all expenses associated with any negotiations and proceedings with respect to demands for appraisal under the DGCL.

        Section 1.13 Closing. The closing of the transactions contemplated by this Agreement (the "Closing") and all actions specified in this Agreement to occur at the Closing shall take place at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York at 10:00 a.m., local time, no later than the second business day following the day on which the last of the conditions set forth in Article 6 shall have been fulfilled or waived (if permissible) or at such other time and place as Parent and the Company shall agree.

                                    ARTICLE 2
                REPRESENTATIONS AND WARRANTIES OF PARENT AND SUB

        Parent and Sub represent and warrant to the Company as follows:

        Section 2.1 Organization, Standing and Power. Each of Parent and Sub is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate power and authority to carry on its business as now being conducted. Each Subsidiary of Parent is duly qualified to do business, and is in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect (as hereinafter defined) on Parent. For purposes of this Agreement (a) "Material Adverse Effect" means, when used with respect to Parent, Sub or the Company, as the case may be, any event, change or effect, including, without limitation, any event, change or effect arising from acts of terrorism or war, that individually or when taken together with all other such events, changes or effects is materially adverse to the business, financial condition or results of operations of Parent and its Subsidiaries, taken as a whole, or the Company and its Subsidiaries, taken as a whole, as the case may be, except to the extent resulting from or relating to
(i) any event, change or effect affecting the economy of the United States or the consumer finance industry generally other than any event, change or effect arising from acts of terrorism or war, or (ii) the execution or announcement of, or compliance with the terms of, this Agreement; and (b) "Subsidiary" means any corporation, partnership, limited liability company, joint venture or other legal entity of which Parent or the Company, as the case may be (either alone or through or together with any other Subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the Board of Directors or other governing body of such corporation, partnership, limited liability company, joint venture, other legal entity, or a statutory or business trust (i) that holds receivables, and (ii) of which the Company or a Subsidiary thereof is a beneficiary or the holder of a beneficial interest.

        Section 2.2 Authority. On or prior to the date of this Agreement, the Boards of Directors of Parent and Sub have (i) declared the Merger advisable and fair to and in the best interest of Parent and Sub, respectively, and their respective stockholders and (ii) approved and adopted this Agreement in accordance with the General Corporation Law of California and the DGCL. Each of Parent and Sub has all requisite corporate power to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Sub and the consummation by Parent and Sub of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Parent and Sub, subject to filing of appropriate Merger documents as required by the DGCL. This Agreement and the consummation of the transactions contemplated hereby have been approved by Parent as the sole stockholder of Sub. This Agreement has been duly executed and delivered by Parent and Sub, and (assuming the valid authorization, execution and delivery of this Agreement by the Company and the validity and binding effect hereof on the Company) this Agreement constitutes the valid and binding obligation of Parent and Sub enforceable against each of them in accordance with its terms except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws or equitable principles in effect relating to creditors' rights and remedies and general principles of equity.

        Section 2.3 Consents and Approvals; No Violation. Assuming that all consents, approvals, authorizations and other actions described in this Section
2.3 have been obtained and all filings and obligations described in this Section
2.3 have been made, and, except as set forth in Section 2.3 of the letter dated the date hereof and delivered on the date hereof by Parent to the Company, which letter relates to this Agreement and is designated the Parent Letter (the "Parent Letter"), the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of Parent or any of its Subsidiaries under, any provision of (i) the Articles of Incorporation of Parent (the "Parent Charter") or the Bylaws of Parent (the "Parent Bylaws") or the Sub Charter or Bylaws of Sub, (ii) any provision of the comparable charter or organization documents of any of Parent's Subsidiaries,
(iii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to Parent or any of its Subsidiaries or (iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Parent or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (ii), (iii) or (iv), any such violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on Parent, materially impair the ability of Parent or Sub to perform their respective obligations hereunder or prevent the consummation of any of the transactions contemplated hereby. No filing or registration with, or authorization, consent or approval of, any domestic (federal and state), foreign or supranational court, commission, governmental body, regulatory agency, authority or tribunal (a "Governmental Entity") is required by or with respect to Parent or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Parent or Sub or is necessary for the consummation of the Merger and the other transactions contemplated by this Agreement, except for (i) in connection or in compliance with the Securities Exchange Act of 1934, as amended (together with the applicable rules and regulations thereunder including without limitation, those regulations adopted in accordance with the Sarbanes-Oxley Act of 2002 ("SOX"), the "Exchange Act"), (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business, (iii) such filings, authorizations, orders and approvals as may be required by state takeover laws (the "State Takeover Approvals"), (iv) applicable requirements, if any, of state securities or "blue sky" laws ("Blue Sky Laws") and NASDAQ, (v) as may be required under foreign laws and (vi) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on Parent, materially impair the ability of Parent or Sub to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

        Section 2.4 SEC Documents and Other Reports. Parent has filed all required documents with the U.S. Securities and Exchange Commission (the "SEC") since December 31, 2002 (as they have been amended or supplemented since the time of their filing to the date hereof and including all such forms, reports, schedules, statements and documents filed with the SEC after the date of this Agreement, collectively "Parent SEC Documents") in a timely manner. As of their respective dates, Parent SEC Documents complied or will comply in all material respects with the requirements of the Securities Act of 1933, as amended (together with the applicable rules and regulations thereunder, including without limitation, those regulations adopted in accordance with SOX, the "Securities Act"), or the Exchange Act, as the case may be, to the extent applicable thereto, and, at the respective times filed, none of Parent SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of Parent included in Parent SEC Documents complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared or will be prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented or will present in all material respects the consolidated financial position of Parent and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then. Except as disclosed in Parent SEC Documents or as required by generally accepted accounting principles, Parent has not, between December 31, 2002 and the date hereof, made any material change in the accounting practices or policies applied in the preparation of such financial statements.

        Section 2.5 Absence of Certain Changes or Events. Except as disclosed in Parent SEC Documents filed with the SEC prior to the date of this Agreement or as disclosed in Section 2.5 of Parent Letter, since December 31, 2002, (a) Parent and its Subsidiaries have not incurred any liability or obligation (indirect, direct or contingent) that, individually or in the aggregate, would result in a Material Adverse Effect on Parent, (b) Parent and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had a Material Adverse Effect on Parent, (c) there has been no dividend or distribution of any kind declared, paid or made by Parent on any class of its stock and (d) there has been no Material Adverse Effect with respect to Parent.

        Section 2.6 Brokers. No broker, investment banker or other person, other than Westdeutsche Landesbank Girozentrale, New York Branch, the fees and expenses of which will be paid by Parent, is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of Parent.

        Section 2.7 Operations of Sub. Sub is a direct, wholly owned subsidiary of Parent, was formed solely for the purpose of engaging in the transactions contemplated hereby, and has engaged in no other business activities other than those necessary to consummate the transaction described herein.

        Section 2.8 No Need for Financing. Parent is in possession of sufficient cash reserves to fund the Payment Fund in full and to redeem up to $620,000 of the Private Placement Notes (as such term is defined in Section 3.4 of the Company Letter) held by the individuals identified in

Section 2.8 of the Company Letter (the "Redeemable Placement Debt") without the need for additional financing.

                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        The Company represents and warrants to Parent and Sub as follows:

        Section 3.1 Organization, Standing and Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite corporate power and authority to carry on its business as now being conducted. Each Subsidiary of the Company is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized and has the requisite corporate power and authority to carry on its business as now being conducted, except where the failure to be so organized, existing or in good standing or to have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect on the Company. The Company and each of its Subsidiaries are duly qualified to do business, and are in good standing, in each jurisdiction where the character of their properties owned or held under lease or the nature of their activities makes such qualification necessary, except where the failure to be so qualified would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

        Section 3.2 Capital Structure.

                (a) As of the date hereof, the authorized capital stock of the Company consists of 41,000,000 shares of capital stock of which 40,000,000 are shares of Company Common Stock, par value $.01 per share, and 1,000,000 are shares of preferred stock, par value $.01 per share, of the Company. At the close of business on March 17, 2003, (i) 11,551,033 shares of Company Common Stock were issued and outstanding, all of which were validly issued, fully paid and nonassessable and free of preemptive rights, (ii) no shares of Company Common Stock were held in the treasury of the Company, (iii) 856,679 shares of Company Common Stock were reserved for issuance pursuant to Options issued and outstanding pursuant to the 1995 Long Term Incentive Plan (the "Incentive Plan") and the Non-Employee Director Stock Option Plan (the "Director Plan") and (iv) 307,500 shares of Common Stock were reserved for issuance pursuant to the change of control agreements (the "Change of Control Agreements") disclosed in Section
3.2 of the Company Letter, which do not vest unless a change of control, as defined in the Change of Control Agreements, occurs. No shares of Company Common Stock are reserved for issuance under issued and outstanding Options under the Employee Stock Purchase Plan (the "Company Stock Purchase Plan"). The Company Stock Purchase Plan, the Incentive Plan and the Director Plan are the only benefit plans of the Company or its Subsidiaries under which any securities of the Company are issuable. All Options will be fully vested and exercisable at or prior to the Effective Time. As of the date of this Agreement, except (i) as set forth above and (ii) for the issuance of shares of Company Common Stock upon the exercise of (x) Options, and (y) the General Electric Capital Corporation warrants to purchase an aggregate of 1,135,280 shares of Company Common Stock, no shares of capital stock or other voting securities of the Company were issued, reserved for issuance or outstanding. As of the date of this Agreement, except (i) as set forth above, and (ii) as set forth in Section 3.2 of the letter dated the date hereof and delivered on the date hereof by the Company to Parent, which letter relates to this Agreement and is designated the "Company Letter," there are no options, warrants, calls, rights, puts or agreements to which the Company or any of its Subsidiaries is a party or by which any of them is bound obligating the Company or any of its Subsidiaries to issue, deliver, sell or redeem, or cause to be issued, delivered, sold or redeemed, any additional shares of capital stock (or other voting securities or equity equivalents) of the Company or any of its Subsidiaries or obligating the Company or any of its Subsidiaries to grant, extend or enter into any such option, warrant, call, right, put or agreement. True, complete and correct copies of the Restated Certificate of Incorporation of the Company (the "Company Charter") and the Bylaws of the Company, as amended (the "Company Bylaws"), have been delivered to Parent.

                (b) Each outstanding share of capital stock (or other voting security or equity equivalent) of each Subsidiary of the Company is duly authorized, validly issued, fully paid and nonassessable, and each such share (or other voting security or equity equivalent) is owned by the Company or another Subsidiary of the Company, free and clear of all security interests, liens, claims, pledges, options, rights of first refusal, agreements, limitations on voting rights, charges and other encumbrances of any nature whatsoever (collectively, "Liens") other than such Liens which (individually or in the aggregate) would not have a Material Adverse Effect on the Company. The Company does not have any outstanding bonds, debentures, notes or other obligations the holders of which have the right to vote (or convertible into or exercisable for securities having the right to vote) with the stockholders of the Company on any matter. Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Company Annual Report"), a true and complete copy of which has been delivered to the Parent prior to the date hereof, is and will be when filed with the SEC, a true, accurate and correct statement in all material respects of all of the information required to be set forth therein by the regulations of the SEC. The Company's current Subsidiaries are identified in Section 3.2(b) of the Company Letter.

        Section 3.3 Authority. On or prior to the date of this Agreement, the Board of Directors of the Company has unanimously (i) declared the Merger advisable and fair to and in the best interest of the Company and its stockholders, (ii) approved and adopted this Agreement in accordance with the DGCL, (iii) resolved to recommend the approval and adoption of this Agreement by the Company's stockholders and (iv) directed that this Agreement be submitted to the Company's stockholders for approval and adoption. The Company has all requisite corporate power to enter into this Agreement and, subject to approval by the stockholders of the Company of this Agreement, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject to (x) approval of this Agreement by the stockholders of the Company and (y) the filing of appropriate Merger documents as required by the DGCL. This Agreement has been duly executed and delivered by the Company and (assuming the valid authorization, execution and delivery of this Agreement by Parent and Sub and the validity and binding effect of the Agreement on Parent and Sub) constitutes the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the same may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, or other laws or equitable principles in effect relating to creditors' rights and remedies and general principles of equity. The filing of the Proxy Statement with the SEC has been duly authorized by the Company's Board of Directors.

        Section 3.4 Consents and Approvals; No Violation. Assuming that all consents, approvals, authorizations and other actions described in this Section
3.4 have been obtained and all filings and obligations described in this Section
3.4 have been made, except as set forth in Section 3.4 of the Company Letter, the execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby and compliance with the provisions hereof will not, result in any violation of, or default (with or without notice or lapse of time, or both) under, or give to others a right of termination, cancellation or acceleration of any obligation or the loss of a material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries under, any provision of (i) the Company Charter or the Company Bylaws, (ii) any provision of the comparable charter or organization documents of any of the Company's Subsidiaries, (iii) any loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument, permit, concession, franchise or license applicable to the Company or any of its Subsidiaries or (iv) any judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries or any of their respective properties or assets, other than, in the case of clauses (ii),
(iii) or (iv), any such violations, defaults, rights, liens, security interests, charges or encumbrances that, individually or in the aggregate, would not have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby. No filing or registration with, or authorization, consent or approval of, any Governmental Entity is required by or with respect to the Company or any of its Subsidiaries in connection with the execution and delivery of this Agreement by the Company or is necessary for the consummation of the Merger and the other transactions contemplated by this Agreement except for (i) in connection or in compliance with the provisions of the Exchange Act, (ii) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware and appropriate documents with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business, (iii) such filings, authorizations, orders and approvals as may be required to obtain the State Takeover Approvals,
(iv) applicable requirements, if any, of Blue Sky Laws, (v) as may be required under foreign laws and (vi) such other consents, orders, authorizations, registrations, declarations and filings the failure of which to be obtained or made would not, individually or in the aggregate, have a Material Adverse Effect on the Company, materially impair the ability of the Company to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby. Except as set forth in Section 3.4 of the Company Letter, the Company and its Subsidiaries do not have outstanding, and have not arranged any outstanding, "extensions of credit" to directors or executive officers within the meaning of Section 402 of SOX.

        Section 3.5 SEC Documents and Other Reports. On or prior to the date of this Agreement, the Company has filed all required documents with the SEC since December 31, 2002 (as they have been amended or supplemented since the time of their filing to the date hereof and including all such forms, reports, schedules, statements and documents filed with the SEC after the date of this Agreement, collectively, the "Company SEC Documents") in a timely manner. As of their respective dates, the Company SEC Documents complied or will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, to the extent applicable thereto, and, at the respective times filed, none of the Company SEC Documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The consolidated financial statements (including, in each case, any notes thereto) of the Company included in the Company SEC Documents complied or will comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, were prepared or will be prepared in accordance with generally accepted accounting principles (except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented or will present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year end audit adjustments and to any other adjustments described therein). Except as disclosed in the Company SEC Documents or as required by generally accepted accounting principles, the Company has not, between December 31, 2002 and the date hereof, made any material change in the accounting practices or policies applied in the preparation of financial statements.

        Section 3.6 Proxy Statement. None of the information to be included in the Proxy Statement relating to the Company Stockholders Meeting (as defined in Section 5.1) (the "Proxy Statement") will at the time of the mailing of the Proxy Statement and at the time of the Company Stockholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act.

        Section 3.7 Absence of Certain Changes or Events. Except as disclosed in the Company SEC Documents filed with the SEC prior to the date of this Agreement or as disclosed in Section 3.7 of the Company Letter, since December 31, 2002:
(a) the Company and its Subsidiaries have not incurred any material liability or obligation (indirect, direct or contingent) that would result in a Material Adverse Effect on the Company; (b) the Company and its Subsidiaries have not sustained any loss or interference with their business or properties from fire, flood, windstorm, accident or other calamity (whether or not covered by insurance) that has had a Material Adverse Effect on the Company; (c) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its stock except for regular quarterly cash dividends to shareholders of the Company; and (d) there has been no Material Adverse Effect with respect to the Company.

        Section 3.8 Permits and Compliance.

                (a) Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exceptions, consents, certificates, approvals and orders of any Governmental Entity necessary for the Company or any of its Subsidiaries to own, lease and operate its properties or to carry on its business as it is now being conducted (the "Company Permits"), except where the failure to have any of the Company Permits would not, individually or in the aggregate, have a Material Adverse Effect on the Company. Neither the Company nor any of its Subsidiaries is in violation of (i) its charter, bylaws or other organizational documents, (ii) any applicable law, ordinance, administrative or governmental rule or regulation or (iii) any order, decree or judgment of any Governmental Entity having jurisdiction over the Company or any of its Subsidiaries, except, in the case of clauses (i), (ii) and (iii), for any violations that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

                (b) Except as disclosed in the Company SEC Documents filed on or prior to the date of this Agreement or as disclosed in Section 3.8 of the Company Letter, as of the date hereof, there is no contract or agreement that is or was required to be filed by the Company as a material contract pursuant to
Item 601 of Regulation S-K under the Securities Act. Except as set forth in
Section 3.8 of the Company Letter or disclosed in the Company SEC Documents, as of the date hereof, neither the Company nor any of its Subsidiaries is a party to or bound by any agreement evidencing, or guarantee relating to, indebtedness for borrowed money, or which obligates the Company or any of its Subsidiaries to pay for goods or services, to the extent the aggregate principal amount outstanding thereunder with respect to indebtedness, or to the extent the total amount to be paid with respect to goods or services, exceeds one percent of the aggregate Merger Consideration to be paid pursuant to Section 1.5(c) hereof. Except as set forth in Section 3.8 of the Company Letter, no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists or, upon the consummation by the Company of the transactions contemplated by this Agreement will exist under any indenture, mortgage, loan agreement, note or other agreement or instrument for borrowed money, any guarantee of any agreement or instrument for borrowed money or any lease, contractual license or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any such Subsidiary is bound or to which any of the properties, assets or operations of the Company or any such Subsidiary is subject, other than any defaults that, individually or in the aggregate, would not have a Material Adverse Effect on the Company.

        Section 3.9 Tax Matters.

                (a) Except as set forth in Section 3.9 of the Company Letter, or in the Company Annual Report, or as would not have a Material Adverse Effect on the Company, the Company and its Subsidiaries (i) have timely filed all Tax Returns that are required to have been filed by each of them with all appropriate governmental agencies (and all such returns are true and correct and fairly reflect in all material respects its operations for tax purposes); and
(ii) have timely paid all Taxes due and payable (other than Taxes the validity of which are being contested in good faith by appropriate proceedings). The assessment of any additional Taxes for periods for which returns have been filed is not expected to exceed an amount that would have a Material Adverse Effect on the Company and, to the Knowledge of the Company, there are no material unresolved claims concerning the Company's or any Subsidiary's Tax liability. The Company's and the Subsidiaries' Tax Returns have not been reviewed or audited by any Taxing Authority.

There is no action, suit, proceeding, investigation, audit, claim or assessment pending or threatened in writing with respect to the Company or any Subsidiary with respect to a liability for Taxes or with respect to any Tax Return, except for those which would not have a Material Adverse Effect on the Company. No liens exist for Taxes (other than liens for Taxes not yet due and payable) with respect to any of the assets or properties of the Company, except for those which would not have a Material Adverse Effect on the Company. For purposes of this Agreement, (i) "Taxes" shall mean all federal, state, local and foreign income, profits, franchise, gross receipts, payroll, sales, employment, use, property, excise, withholding and other taxes, duties or assessments, together with all interest, penalties and additions imposed with respect to such amounts;
(ii) "Income Taxes" shall mean all franchise Taxes and all Taxes imposed on or measured by net income or gross profits or gross receipts or capital (but excluding sales, use, value added and property Taxes), together with all interest, penalties and additions imposed with respect to such amounts; (iii) "Taxing Authority" shall mean any domestic, foreign, federal, national, state, county or municipal or other local government, any subdivision, agency, commission or authority thereof, or any quasi-governmental body exercising tax regulatory authority and (iv) "Tax Return" shall mean any return, report or similar statement (including the attached schedules) required to be filed with respect to any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

                (b) Neither the Company nor any Subsidiary has outstanding agreements or waivers extending, or having the effect of extending, the statute of limitations with respect to the assessment or collection of any Tax. The Tax Returns of the Company and the Subsidiaries with respect to federal income taxes have been examined by the IRS, or the statute of limitations with respect to the assessment or collection of the relevant Tax liability has expired, for all taxable periods through and including the year ended December 31, 1995.

                (c) Neither the Company nor any Subsidiary is a party to or bound by any tax-sharing agreement, tax indemnity obligation or similar agreement, arrangement or practice with respect to Taxes (including any advance pricing agreement, closing agreement or other agreement relating to Taxes with any Taxing Authority).

                (d) Except as set forth in Section 3.9 of the Company Letter or as would not have a Material Adverse Effect on the Company, the Company and its Subsidiaries shall not be required to include in a taxable period ending after the Closing Date any taxable income attributable to income that accrued in a prior taxable period but was not recognized in any prior taxable period as a result of the installment method of accounting, the cash method of accounting or
Section 481 of the Code or any comparable provision of state, local or foreign Tax law, or for any other reason.

                (e) Except as set forth in Section 3.9 of the Company Letter or as would not have a Material Adverse Effect on the Company, neither the Company, nor any of its Subsidiaries, has made with respect to the Company any consent under Section 341 of the Code, no property of the Company is "tax exempt use property" within the meaning of Section 168(h) of the Code, the Company is not a party to any lease made pursuant to Section 168(f)(8) of the Internal Revenue Code of 1954, and none of the assets of the Company is subject to a lease under
Section 7701(h) of the Code or under any predecessor Section thereof.

                (f) Except as set forth in Section 3.9 of the Company Letter, no currently effective power of attorney with respect to any Taxes has been executed or filed with any Taxing Authority by or on behalf of the Company or any Subsidiary of the Company.

                (g) The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 3121 and 3402 of the Code or any comparable provision of any state, local or foreign laws) and have, within the time and in the manner prescribed by applicable law, withheld from and paid over to the proper Taxing Authorities all amounts required to be so withheld and paid over under applicable laws.

                (h) Any deficiency resulting from any audit or examination relating to Taxes of the Company or any Subsidiary by any Taxing Authority has been timely paid.

                (i) Section 3.9 of the Company Letter lists all jurisdictions in which the Company and any Subsidiary currently files Tax Returns. No jurisdiction where the Company or any Subsidiary does not file a Tax Return has made a claim that the Company or any Subsidiary is required to file a Tax Return for such jurisdiction.

                (j) Except as set forth in Section 3.9 of the Company Letter, neither the Company nor any Subsidiary has requested an extension of time within which to file any Tax Return with respect to any taxable period or year for which such Tax Return has not since been filed.

                (k) Neither the Company nor any Subsidiary is or has been a "United States Real Property Holding Corporation" within the meaning of Section 897(c)(2) of the Code during the applicable period specified in Section 897(c)(1)(A)(ii) of the Code and Parent or Merger Subsidiary is not required to withhold Tax on the purchase of Company Common Shares pursuant to the Merger by reason of Section 1445 of the Code.

                (l) Except as set forth in Section 3.9 of the Company Letter or as would not have a Material Adverse Effect on the Company, neither the Company nor any Subsidiary has made any payment, is obligated to make any payment, or is a party to any agreement that under certain circumstances could obligate it to make any payments that will not be deductible under Section 162(m) or Section 280G of the Code.

        Section 3.10 Actions and Proceedings. Except as set forth in the Company SEC Documents filed prior to the date of this Agreement and except as set forth in Section 3.10 of the Company Letter, there are no outstanding orders, judgments, injunctions, awards or decrees of any Governmental Entity against or involving the Company or any of its Subsidiaries, or against or involving any of the present or former directors, officers, employees of the Company or any of its Subsidiaries, as such, or any of its or their properties, assets or business or any Benefit Plan (as hereinafter defined) that, individually or in the aggregate, would have a Material Adverse Effect on the Company or materially impair the ability of the Company to perform its obligations hereunder. Except as set forth in the Company SEC Documents filed prior to the date of this Agreement or in Section 3.10 of the Company Letter, there are no actions, suits or claims or legal, administrative or arbitration proceedings or investigations pending or, to the Knowledge of the Company, threatened against or involving the Company or any of its Subsidiaries or any of its or their present or former directors, officers, employees, as such, or any of its or their properties, assets or business that, individually or in the aggregate, would have a Material Adverse Effect on the Company or materially impair the ability of the Company to perform its obligations hereunder. As of the date hereof, there are no actions, suits, or other litigation, legal or administrative proceedings or governmental investigations pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of its or their present or former officers, directors, employees or any of its or their properties, assets or business, in each case relating to the transactions contemplated by this Agreement. Section 3.10 of the Company Letter sets forth a list of all outstanding litigation to which the Company or any of its Subsidiaries is a party as of the date hereof. For purposes of this Agreement, "Knowledge of the Company" means the actual knowledge of the individuals identified on Section
3.10 of the Company Letter.

        Section 3.11 Employees; Employee Benefits.

                (a) Complete and correct copies of all material written agreements with or concerning all current employees of the Company and its Subsidiaries (the "Employees"), including, without limitation, union and collective bargaining agreements, and all material employment policies, and all amendments and supplements thereto, have been delivered to Parent, and a list of all such agreements and policies is set forth on Section 3.11(a) of the Company Letter. The Company does not currently offer or provide retiree health and other insurance benefits to former Employees of the Company and its Subsidiaries ("Former Employees"), or their dependents, survivors or beneficiaries, and the Company has no liabilities (contingent or otherwise) with respect thereto. There are no outstanding loans from the Company to any Employees or Former Employees. Except as set forth on Section 3.11(a) of the Company Letter, since January 1, 2003, the Company and its Subsidiaries have not, in any material respect taken as a whole, (i) except in the ordinary course of business and consistent with past practice, increased the salary or other compensation payable or to become payable to or for the benefit of any of the Employees, (ii) provided any of the Employees with any increased security or tenure of employment, (iii) increased the amounts payable to any of the Employees upon the termination of any such person's employment or (iv) adopted, increased, augmented or improved benefits granted to or for the benefit of any of the Employees or Former Employees under any Benefit Plan (as hereinafter defined). All individuals who, in the last 24 months, have performed services for the Company or its Subsidiaries as a consultant or independent contractor ("Non-Employees") are independent contractors and are not employees of the Company or its Subsidiaries and the Company has no material liability to or with respect to such Non-Employees for the withholding or payment of any income or social security taxes, the provision of benefits under any Benefit Plans (as hereinafter defined) or for any other charges, taxes or benefits with respect thereto.

                (b) The Company has complied in all material respects with all laws, statutes, rules and regulations applicable with respect to employees, terms and conditions of employment and wages and hours in each of the jurisdictions in which it operates and/or does business, and there have been no claims made or, to the Knowledge of the Company, threatened thereunder against the Company arising out to of relating to or alleging any violation of any of the foregoing. The Company has complied in all material respects with the employment eligibility verification form requirements under the Immigration Reform Control Act, as amended ("IRCA"), with respect to Employees and with the paperwork provisions and anti-discrimination provisions of IRCA and has obtained and maintained the employee records and I-9 forms with respect to the Employees in proper order as required by law. To the Knowledge of Company, the Company is not currently employing any Employees who are not citizens of the United States and who are not authorized to work in the United States.

                (c) Section 3.11(c) of the Company Letter sets forth a list of each defined benefit and defined contribution plan, stock ownership plan, executive compensation program or arrangement, bonus plan, incentive compensation plan or arrangement, deferred compensation agreement or arrangement, supplemental retirement plan or arrangement, vacation pay, sickness, disability or death benefit plan (whether provided through insurance, on a funded or unfunded basis or otherwise), medical or life insurance plan, providing benefits to any Employee, retiree or Former Employee or any of their dependents, survivors or beneficiaries, employee stock option or stock purchase plan, severance pay, termination or salary continuation plan, and each other employee benefit plan, program or arrangement, including, without limitation, each "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which is maintained by the Company for the benefit of or relating to any of the Employees or to any Former Employees or their dependents, survivors or beneficiaries, whether or not legally binding, and for which the Company could reasonably have any material liabilities, all of which are hereinafter referred to as the "Benefit Plans." Except as set forth in Section 3.11(c) of the Company Letter, neither Parent nor the Company will incur any material liability under any severance agreement, deferred compensation agreement, employment agreement, similar agreement or Benefit Plan solely as a result of the consummation of the transactions contemplated by this Agreement.

                (d) Except as set forth on Section 3.11(d) of the Company Letter or as would not otherwise have a Material Adverse Effect on the Company, each Benefit Plan which is an "employee pension benefit plan" (as defined in Section 3(2) of ERISA) meets the requirements of Section 401(a) of the Code; the trust, if any, forming part of such plan is exempt from U.S. Federal Income Tax under
Section 501(a) of the Code; a favorable determination letter has been issued by the Internal Revenue Service (the "IRS") with respect to each plan and trust and each amendment thereto, including all amendments required under the Uruguay Round Agreement Act of 1994, the Uniformed Services Employment and Reemployment Rights Act of 1994, the Small Business Job Protection Act of 1996 and the Taxpayer Relief Act of 1997; and since the date of such determination letter there have been no circumstances which are likely to adversely affect the qualification of such plan. No Benefit Plan is a "voluntary employees beneficiary association" (within the meaning of Section 501(c)(9) of the Code) or a "multiple employer welfare arrangement" (within the meaning of Section 3(40) of ERISA) and there have been no other "welfare benefit funds" (within the meaning of Section 419 of the Code) relating to Employees or Former Employees. No event or condition exists with respect to any Benefit Plan that could subject the Company to any material Tax under Section 4980B of the Code. With respect to each Benefit Plan, the Company has heretofore delivered to Parent complete and correct copies of the following documents, where applicable: (i) the three most recent annual report (Form 5500 series), together with schedules, as required, filed with the IRS, and any financial statements and opinions required by Section 103(a)(3) of ERISA, (ii) the most recent determination letter issued by the IRS, (iii) the most recent summary plan description and all modifications thereof, (iv) the text of the Benefit Plan and of any trust, insurance or annuity contracts maintained in connection therewith, (v) the most recent actuarial report, if any, relating to the Benefit Plan and (vi) the most recent actuarial valuation, study or estimate of any retiree medical and life insurance benefits plan or supplemental retirement benefit plan.

                (e) The Company does not, and any corporation or other trade or business under common control with the Company (as determined pursuant to Section 414(b) or (c) of the Code) (an "ERISA Affiliate") does not, maintain or contribute to or, to the Knowledge of the Company, in any way directly or indirectly have any liability (whether contingent or otherwise) with respect to, any "multiemployer plan," within the meaning of Section 3(37) or 4001(a)(3) of ERISA. Except as otherwise set forth on Section 3.11(e) of the Company Letter, no Benefit Plan or plan of any ERISA Affiliate is subject to Title IV of ERISA. All contributions required to be made to or with respect to each Benefit Plan with respect to the service of Employees or Former Employees prior to the date hereof have been made or have been accrued for in the books and records of the Company for all periods through the date hereof.

                (f) Except as set forth on Section 3.11(f) of the Company Letter or as would not otherwise have a Material Adverse Effect on the Company, none of the Benefit Plans has been subject to a "reportable event," within the meaning of Section 4043 of ERISA (whether or not the reporting for which has been waived), within the 24-month period ended on the date hereof; there have been no "prohibited transactions" within the meaning of Section 4975 of the Code or Part 4 of Subtitle B of Title I of ERISA in connection with any of the Benefit Plans that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any ERISA Affiliate to a Tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA; none of the Benefit Plans which is subject to Section 412 of the Code has incurred any "accumulated funding deficiency" (whether or not waived) within the meaning of
Section 412 of the Code and the Company is not subject to a lien under Section 412(n) of the Code; each Benefit Plan has, in all material respects, been administered to date in accordance with the applicable provisions of ERISA, the Code and other applicable law and with the terms and provisions of all documents, contracts or agreements pursuant to which such Benefit Plan is maintained; there has been no correction of any defects with respect to a Benefit Plan subject to Section 401(a) of the Code or its operation pursuant to any procedures established, or program permitted, by the IRS or otherwise within the 36-month period prior hereto; all reports and information required to be filed with the Department of Labor, the IRS or the PBGC with respect to any Benefit Plan have been timely filed or delivered; there is no arbitration, claim or suit pending or, to the Knowledge of the Company, threatened involving a Benefit Plan (other than routine claims for benefits), and, to the Knowledge of the Company, there is no basis for such a claim; none of the Benefit Plans nor any fiduciary thereof has been, to the Knowledge of the Company, the direct or indirect subject of an order or investigation or examination by a governmental or quasi-governmental agency and there are no matters pending before the IRS, the Department of Labor or any other governmental agency with respect to a Benefit Plan; and there has not been and will be no "parachute payment" (as defined in Section 280G(b)(2) of the Code) to any of the Employees prior to the Closing or as a result of the transactions contemplated by this Agreement.

        Section 3.12 Labor Matters. As of the date hereof, neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or labor contract. No labor union or other collective bargaining unit represents or has ever represented any of the Employees in connection with their employment with the Company. There is no labor strike, dispute, slowdown, work stoppage, picketing, filed grievance, unfair labor practice charge, investigation, complaint or other proceeding pending or, to the Knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries which may interfere with the respective business activities of the Company, except where such dispute, strike, slowdown, work stoppage, picketing, filed grievance, unfair labor practice charge, investigation, complaint or other proceeding would not have a Material Adverse Effect on the Company. No consent of any labor union or other collective bargaining unit representing Employees is required to consummate the transactions contemplated by this Agreement.

        Section 3.13 Contract Receivables. The contract receivables shown on the Company's balance sheet as of December 31, 2002 included in the Company Annual Report, except for write-offs in amounts reserved against in such financial statements, or thereafter acquired, subject to reserves created in the ordinary course of business on a basis consistent with the periods covered in such financial statements, (a) are collectible in all material respects and (b) in all material respects and taken as a whole, (i) are valid and enforceable, (ii) arose from bonafide sales to third parties in ordinary course of business, and
(iii) are not subject to any counterclaims or setoffs and have not been encumbered or sold, except as set forth in Section 3.14 of the Company Letter and except for contract receivables sold in the Company's securitization program (including warehouse financing arrangements.)

        Section 3.14 Title of Property and Assets. Except as set forth in
Section 3.14 of the Company Letter or as would not otherwise have a Material Adverse Effect on the Company, the Company or its Subsidiaries have good title to, or a valid leasehold interest in or license to use, the property and assets (real, personal, mixed, tangible and intangible) reflected in Company's Annual Report or acquired since the date thereof, free and clear of all Liens, except such Liens which do not materially impair Company's or any of its Subsidiary's ownership or use of such property or assets. With respect to the property and assets it leases, except as would otherwise not have a Material Adverse Effect on Company, Company and its Subsidiaries are in compliance with such leases, all leases to which Company or any of its Subsidiaries are a party are in full force and effect and constitute valid and binding obligations of Company or the Subsidiary, as the case may be. Except as would otherwise not have a Material Adverse Effect on Company, Company's and its Subsidiaries' assets constitute all of the properties, interests, assets and rights (real, personal, mixed, tangible and intangible) held for use or used in connection with the business and operations of Company.

        Section 3.15 Real Property.

                (a) Set forth in Section 3.15 of the Company Letter, is a list of all material leases, subleases, licenses and other agreements (collectively, the "Real Property Leases") under which the Company or any Subsidiary uses or occupies or has the right to use or occupy, now or in the future, any real property (the "Leased Real Property").

                (b) Except as provided in Section 3.15 of the Company Letter, neither the Company nor any Subsidiary owns or holds, or is obligated under or a party to, any option, right of first refusal or other contractual right to purchase any Leased Real Property or any portion thereof or interest therein.

                (c) Except as provided in Section 3.15 of the Company Letter, neither the Company nor any Subsidiary owns any real property.

                (d) Except as set forth in Section 3.15 of the Company Letter, as to all of the Real Property Leases, except as would otherwise not have a Material Adverse Effect on the Company, (i) they are enforceable in accordance with their respective terms and constitute valid and binding obligations of the respective parties thereto, (ii) there have not been and there currently are not any material defaults thereunder by the Company or any Subsidiary or, to the Knowledge of the Company, any other party thereto, (iii) no event has occurred which (whether with or without notice, lapse of time or the happening or occurrence of any other event) would constitute a default thereunder entitling the landlord thereunder to terminate any of the Real Property Leases, (iv) all rent and additional rent due and payable thereunder has been paid in full through the date hereof, (v) no waiver, indulgence or postponement of the Company's or any Subsidiary's obligations thereunder has been granted, (vi) there are no oral agreements with respect to any of the Real Property Leases,
(vii) the continuation, validity and effectiveness of all of the Real Property Leases under the current material terms thereof will in no way be affected by the Merger, (viii) they may be assigned by the Company or any Subsidiary without the consent or approval of any other person or entity, and (ix) there are no material disputes, oral agreements or forbearance programs in effect as to any of the Real Property Leases.

        Section 3.16 Insurance. Section 3.16 of the Company Letter contains a list, which is true and complete in all material respects, of all policies of casualty, liability, theft, fidelity, life and other forms of insurance held by Company or any of its Subsidiaries. All such insurance policies are in the name of Company or its Subsidiaries, and all premiums with respect to such policies which are due prior to the date hereof have been paid. All such policies are in full force and effect, and neither Company nor any of its Subsidiaries has received notice of cancellation or termination of any policy. To the Knowledge of the Company, since December 31, 2000, neither Company nor any of its Subsidiaries has been denied or had revoked or rescinded any policy of insurance, nor borrowed against any such policies. Except as set forth in
Section 3.16 of the Company Letter, no material claim under any such policy is pending as of the date hereof.

        Section 3.17 Business Relations. Neither the Company nor any of its Subsidiaries has received any written notice from any customer, consultant, contractor, supplier or vendor indicating that it intends to terminate or modify its business relationship with Company or any of its Subsidiaries, which termination or modification would have a Material Adverse Effect on the Company.

        Section 3.18 Retail Installment Contracts. The retail installment contracts held by Company or any of its Subsidiaries are valid and enforceable in accordance with their terms except where the failure of such retail installment contracts to be valid and enforceable would not have a Material Adverse Effect on the Company.

        Section 3.19 Opinion of Financial Advisor. The Company has received the written opinion of Houlihan Lokey Howard & Zukin, dated the date hereof, to the effect that, as of the date hereof, the Merger Consideration is fair to the Company's stockholders from a financial point of view.

        Section 3.20 Required Vote of Company Stockholders. The affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock is required to approve the Merger and adopt this Agreement. No other vote of the securityholders of the Company is required by law, the Company Charter or the Company Bylaws or otherwise in order for the Company to consummate the Merger and the transactions contemplated hereby.

        Section 3.21 Brokers. No broker, investment banker or other person, other than Houlihan Lokey Howard & Zukin, the fees and expenses of which will be paid as provided herein, is entitled to any broker's, finder's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company. Section
3.21 of the Company Letter contains disclosure relating to the Company's now terminated relationship with the Company's former investment banker.

                                    ARTICLE 4
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

        Section 4.1 Conduct of Business Pending the Merger. Except as expressly permitted by clauses (i) through (xiii) of this Section 4.1(a), during the period from the date of this Agreement through the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, in all material respects carry on its business in the ordinary course of its business as currently conducted and, to the extent consistent therewith, use reasonable best efforts to preserve intact its current business organizations, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, and, except as otherwise contemplated by this Agreement, or as set forth in Section 4.1 of the Company Letter, the Company shall not, and shall not permit any of its Subsidiaries to, without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed:

                (i) (A) declare, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock, or otherwise make any payments to its stockholders in their capacity as such other than dividends and distributions by any Subsidiary to its parent, (B) split, combine or reclassify any of its capital stock or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of its capital stock, or (C) purchase, redeem or otherwise acquire any shares of capital stock of the Company or any Subsidiary or any other securities thereof or any rights, warrants or options to acquire any such shares or other securities;

                (ii) issue, deliver, sell, pledge, dispose of or otherwise encumber any shares of its capital stock, any other voting securities or equity equivalent or any securities convertible into, or any rights, warrants or options to acquire, any such shares, voting securities, equity equivalents or convertible securities, other than (a) the issuance of shares of Company Common Stock upon the exercise of Company Stock Options and (b) the issuance of Options exercisable for Company Common Stock under the Company Stock Purchase Plan, the Incentive Plan, the Director Plan (whether or not subject to subsequent approval of Parent's stockholders);

                (iii) amend its charter or bylaws or other comparable charter or organizational documents;

                (iv) acquire or agree to acquire (a) by merging or consolidating with, or by purchasing a substantial portion of the assets of or equity in, or by any other manner, any business or any corporation, limited liability company, partnership, association or other business organization or division thereof or
(b) any assets that are material, individually or in the aggregate, to the Company and its Subsidiaries taken as a whole other than retail installment contracts purchased in the ordinary course of business;

                (v) sell, lease, license, mortgage, encumber or otherwise dispose of material properties or assets other than in connection with sales in the ordinary course of business to Westdeutsche Landesbank Girozentrale, New York Branch, pursuant to the Company's warehouse facility or in connection with the Company's securitization program;

                (vi) [intentionally deleted];

                (vii) incur any indebtedness for borrowed money, guarantee any such indebtedness or make any loans, advances or capital contributions to, or other investments in, any other person, other than (a) indebtedness or guarantees in the ordinary course of business, (b) loans, advances, capital contributions and other investments between the Company and any Subsidiary or between Subsidiaries and (c) advances to employees in the ordinary course of business;

                (viii) enter into, adopt or amend in any material respect any severance plan, agreement or arrangement, Benefit Plan or employment or consulting agreement, except as required by applicable law or except in the ordinary course of business;

                (ix) increase the compensation (including bonuses, profit sharing and pension benefits) payable or to become payable to its Employees, or pay any bonuses to its Employees other than as set forth in Section 4.1 of the Company Letter;

                (x) change the Company's independent public accountants or make any change in accounting methods or policies of the Company except as required by FASB;

                (xi) make any tax election not in the ordinary course of business;

                (xii) change, in any material respect, any of the Company's credit policies or hedging strategies; or

                (xiii) agree or commit to do any of the foregoing.

        Section 4.2 No Solicitation by the Company.

                (a) From the date hereof until the earlier of the Effective Time or the date on which this Agreement is terminated in accordance with the terms hereof, the Company shall not, nor shall it permit any of its officers, directors or employees or any investment banker, financial advisor, attorney, accountant, agent or other representative retained by it or by any of its Subsidiaries to, directly or indirectly through any representative or otherwise
(i) solicit or initiate the submission of, any Takeover Proposal involving the Company (as hereafter defined), (ii) enter into any agreement with respect to any Takeover Proposal involving the Company (other than a confidentiality agreement to the extent information is permitted to be furnished to any person pursuant to this Section 4.2(a)), or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate knowingly any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Takeover Proposal involving the Company; provided, however, that, nothing contained in this Agreement shall prevent the Company or its Board of Directors from (i) complying with Rules 14-d(9) and 14-e(2) under the Exchange Act or publicly disclosing the existence of a Takeover Proposal involving the Company to the extent required by applicable law or (ii) furnishing nonpublic information to, or entering into discussions or negotiations with, any person or entity in connection with an unsolicited bona fide Takeover Proposal involving the Company by such person or entity, if, (x) the failure to take such action would, in the good faith judgment of the Board of Directors of the Company, taking into consideration the advice of corporate counsel of the Company, likely violate the fiduciary duties of the Board of Directors of the Company to the Company's stockholders under applicable law, and (y) prior to furnishing such nonpublic information to, or entering into discussions or negotiations with, such person or entity, such Board of Directors receives from such person or entity an executed confidentiality agreement with provisions not less favorable to the Company than those contained in the Confidentiality Agreement (as defined below). For purposes of this Agreement, "Takeover Proposal involving the Company" means any proposal by any third party for a merger, consolidation or other business combination involving the Company or any of its Subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, a 25% or greater equity interest in, 25% or more of the voting securities of, or 25% or more of the assets of, the Company or any of its Subsidiaries, other than the transactions contemplated by this Agreement and other than any warehouse facility or securitization related transaction.

                (b) The Company shall advise Parent as promptly as practicable of (i) any Takeover Proposal involving the Company, and (ii) the material terms of such Takeover Proposal involving the Company. The Company will keep Parent informed of any material changes in such terms.

                                    ARTICLE 5
                              ADDITIONAL AGREEMENTS

        Section 5.1 Company Stockholder Meeting. The Company will, as soon as practicable following the date of this Agreement, duly call, give notice of, convene and, hold a meeting of stockholders (the "Company Stockholder Meeting") for the purpose of considering the approval of this Agreement. The Company will, through its Board of Directors, recommend to its stockholders approval of this Agreement, shall use all reasonable efforts to solicit such approval by its stockholders and shall not withdraw or modify, or propose to withdraw or modify in a manner adverse to Parent, such recommendation, except if in the good faith judgment of the Company's Board of Directors, taking into consideration the advice of corporate counsel of the Company, the making of, or the failure to withdraw or modify, such recommendation would violate the fiduciary duties of such Board of Directors to the Company's stockholders under applicable law. The Company agrees to submit the Merger Agreement to its stockholders for approval whether or not the Board of Directors of the Company determines at any time subsequent to the date hereof that the Merger Agreement is no longer advisable and recommends that the stockholders of the Company reject it.

        Section 5.2 Preparation of the Proxy Statement. The Company shall promptly prepare and file the Proxy Statement with the SEC. The Company shall use its reasonable best efforts to mail the Proxy Statement to its stockholders promptly as practicable thereafter.

        Section 5.3 Access to Information. Subject to currently existing contractual and legal restrictions applicable to the Company or any of its Subsidiaries, the Company shall, and shall cause each of its Subsidiaries to, afford to the accountants, counsel, financial advisors and other representatives of Parent reasonable access to, and permit them to make such inspections as they may reasonably require of, during normal business hours during the period from the date of this Agreement through the Effective Time, all of its properties, books, contracts, commitments and records (including, without limitation, the work papers of independent accountants, if available and subject to the consent of such independent accountants) and, during such period, the Company shall, and shall cause each of its Subsidiaries to, furnish promptly to Parent (i) a copy of each report, schedule, registration statement and other document filed by it during such period pursuant to the requirements of federal or state securities laws and (ii) all other information concerning its business, properties and personnel as the other may reasonably request. Without limiting the generality of the foregoing, the Company shall afford Parent's representatives reasonable access, upon reasonable prior notice during normal business hours, the opportunity to investigate without limitation, at Parent's sole expense, all the books and records relating to the Company's retail installment loan contracts and other loan agreements held by the Company and its Subsidiaries, to the extent Parent shall deem necessary or desirable. All information obtained pursuant to this Section 5.3 shall be kept confidential in accordance with the Confidentiality Agreement, dated February 21, 2003 between Parent and the Company (the "Confidentiality Agreement").

        Section 5.4 Certain Payments, Fees and Expenses.

                (a) Except as provided in this Section 5.4 and Section 5.8, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby including, without limitation, the fees and disbursements of counsel and accountants and all financing commitment fees, shall be paid by the party incurring such costs and expenses.

                (b) (i) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated (A) by the Company or Parent pursuant to Section 7.1(e), (B) by the

Company pursuant to Section 7.1(g), or (C) by Parent pursuant to Section 7.1(h), 7.1(i) or Section 7.1(j) then, in each case the Company shall reimburse Parent upon demand for all reasonable documented out-of-pocket fees and expenses incurred or paid by or on behalf of Parent or any Affiliate (as hereinafter defined) of Parent in connection with this Agreement and the transactions contemplated herein, including all fees and expenses of counsel, investment banking firms, lenders, accountants and consultants; provided, however, that the Company shall not be obligated to make payments pursuant to this Section 5.4(b)(i) in excess of $500,000 in the aggregate. As used herein, "Affiliate" shall have the meaning set forth in Rule 405 under the Securities Act.

                    (ii) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated by the Company or Parent pursuant to
Section 7.1(f), Parent shall reimburse the Company upon demand for all reasonable out-of-pocket fees and expenses incurred or paid by or on behalf of the Company or any Affiliate of the Company in connection with this Agreement and the transactions contemplated herein, including all fees and expenses of counsel, investment banking firms, lenders, accountants and consultants; provided, that Parent shall not be obligated to make payments pursuant to this
Section 5.4(b)(ii) in excess of $500,000 in the aggregate.

                (c) Notwithstanding any provision in this Agreement to the contrary, if this Agreement is terminated by (i) by the Company pursuant to
Section 7.1(g) or (ii) by Parent pursuant to Section 7.1(h), then, in each case, the Company shall in addition to any obligation under Section 5.4(b)(i) pay to Parent a fee of $650,000 less the amount paid pursuant to Section 5.4(b)(i) in cash, such payment to be made promptly, but in no event later than, the third day following such termination.

        Section 5.5 Reasonable Best Efforts.

                (a) Upon the terms and subject to the conditions set forth in this Agreement, each of the parties agrees to use reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by this Agreement, including, but not limited to: (i) obtaining all necessary actions or nonactions, waivers, consents and approvals from all Governmental Entities and the making of all necessary registrations and filings (including filings with Governmental Entities) and taking all reasonable steps (including, without limitation, divesting or holding separate any assets or agreeing to any governmental conditions), as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Entity (including those in connection with State Takeover Approvals); (ii) obtaining all necessary consents, approvals or waivers from third parties; (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Entity vacated or reversed; and (iv) the execution and delivery of any additional instruments necessary to consummate the transactions contemplated by this Agreement. No party to this Agreement shall consent to any voluntary delay of the consummation of the Merger at the behest of any Governmental Entity without the consent of the other parties to this Agreement, which consent shall not be unreasonably withheld.

                (b) Each party shall use all reasonable best efforts to not take any action, or enter into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue in any material respect or result in a material breach of any covenant made by it in this Agreement or which could reasonably be expected to impede, interfere with, prevent or delay in any material respect the Merger.

        Section 5.6 Public Announcements. Parent and the Company will not issue any press release with respect to the transactions contemplated by this Agreement or otherwise issue any written public statements with respect to such transactions without prior consultation with the other party, except as may be required by applicable law or by obligations pursuant to any listing agreement with any national securities exchange or the rules of NASDAQ.

        Section 5.7 State Takeover Laws. If any "fair price," "business combination" or "control share acquisition" statute or other similar statute or regulation shall become applicable to the transactions contemplated hereby, Parent and the Company and their respective Boards of Directors shall use their reasonable best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby and thereby may be consummated as promptly as practicable on the terms contemplated hereby and thereby and otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby and thereby.

        Section 5.8 Indemnification; Directors and Officers Insurance.

                (a) From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless all past and present officers, directors, employees and agents of the Company and of its Subsidiaries to the full extent such persons may be indemnified by the Company, for acts or omissions occurring at or prior to the Effective Time, pursuant to the Company Charter, the Company Bylaws, applicable laws (common law and statutory law) and any existing agreements.

                (b) On or prior to the Effective Time, the Company or Parent shall purchase, or shall cause the Surviving Corporation to purchase, a 6-year "tail" on the Company's current directors and officers insurance and indemnification policy (the "D&O Insurance Tail"); provided, however, that the Company, Parent and the Surviving Corporation shall not be required to pay more than $300,000 for the D&O Insurance Tail.

                (c) The provisions of this Section 5.8 are intended for the benefit of, and shall be enforceable by, each person entitled to indemnification under this Section 5.8, his or her heirs and his or her personal representatives.

        Section 5.9 Notification of Certain Matters. Parent shall use its reasonable best efforts to give prompt notice to the Company, and the Company shall use its reasonable best efforts to give prompt notice to Parent, of: (i) the occurrence, or nonoccurrence, of any event of which it is aware and which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, or (ii) any failure of Parent or the Company, as the case may be, to comply in a timely manner with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this Section 5.9 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.

        Section 5.10 Employee Benefit Plans and Agreements.

                (a) For a period of six months following the Effective Time, Parent shall cause the Surviving Corporation to provide employees of the Company or any of its Subsidiaries who continue employment after the Effective Time with the Surviving Corporation (including those on vacation, authorized leave of absence or short-term disability who return to active employment within six months after the Effective Time) (the "Retained Employees") with employee benefit plans that are no less favorable, in the aggregate, than the employee benefit plans provided to the Retained Employees immediately prior to the Effective Time.

                (b) Except as otherwise provided in this Section, nothing in this Agreement shall be interpreted as limiting the power of the Surviving Corporation to amend or terminate any particular Benefit Plan or any other particular employee benefit plan, program, agreement or policy or as requiring the Surviving Corporation to offer to continue the employment of any employee (other than as required by the terms of any written employment contract), provided, however, that no such termination or amendment may impair the rights of any person with respect to benefits or any other payments already accrued as of the time of such termination or amendment without the consent of such person.

                (c) Parent shall honor or cause to be honored by the Company, the Surviving Corporation and their Subsidiaries, the Change of Control Agreements, the consulting agreement with Robert S. Raley Jr. (the "Raley Consulting Agreement"), all bonus agreements, severance agreements and any other agreements with the persons who are directors, officers and employees of the Company and its Subsidiaries. The terms of these arrangements are to be honored as to these individuals in addition to the other provisions of this Section 5.10

                (d) Subject to the approval of an insurer of any applicable welfare benefit plan, Parent shall, or shall cause the Company and the Surviving Corporation to, (i) waive all limitations as to preexisting conditions, exclusions and waiting periods with respect to participation and coverage requirements applicable to the Retained Employees and former employees of the Company and its Subsidiaries under any welfare or fringe benefit plan in which such employees and former employees may be eligible to participate after the Effective Time, other than limitations or waiting periods that are in effect with respect to such employees and that have not been satisfied under the corresponding welfare or fringe benefit plan maintained by the Company for the Retained Employees and former employees prior to the Effective Time, and (ii) provide each Retained Employee and former employee with credit under any welfare plans in which such employee or former employee becomes eligible to participate after the Effective Time for any co-payments and deductibles paid by such Retained Employee or former employee for the then current plan year under the corresponding welfare plans maintained by the Company prior to the Effective Time.

        Section 5.11 Estoppel Certificates. The Company shall use commercially reasonable efforts to obtain estoppel certificates reasonably satisfactory to Parent from the landlords of the Company and its Subsidiaries as they exist as of the Effective Time.

                                    ARTICLE 6
                       CONDITIONS PRECEDENT TO THE MERGER

        Section 6.1 Conditions to Each Party's Obligation to Effect the Merger. The respective obligations of each party to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following conditions:

                (a) Stockholder Approval. This Agreement shall have been duly approved by the requisite vote of stockholders of the Company in accordance with applicable law and the Company Charter and Company Bylaws.

                (b) Authorizations, Consents, Waivers and Extensions. The following documents shall have been received: (i) Waivers and Consents to the Merger executed by each of Westside Funding Corporation, NM Rothschild & Sons, Ltd., Royal Sun Alliance, and Radian Asset Assurance, Inc.; (ii) Extension and Warrant Termination Agreement executed by General Electric Capital Corporation;
(iii) Consent to the Merger executed by Levine Leichtman Capital Partners II, L.P.; and (iv) stock option cancellation agreements with respect to substantially all underwater options.

                (c) Redeemable Placement Debt. The $620,000 of Redeemable Placement Debt shall have been paid.

                (d) No Order. No court or other Governmental Entity having jurisdiction over the Company or Parent, or any of their respective Subsidiaries, shall have enacted, issued, promulgated, enforced or entered any law, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the Merger or any of the transactions contemplated hereby illegal.

                (e) Litigation. There shall not be instituted or pending any suit, action or proceeding by any Governmental Entity relating to this Agreement or any of the transactions contemplated herein which would have a Material Adverse Effect on the Company or Parent.

                (f) Raley Consulting Agreement. Robert S. Raley Jr. shall have waived all rights to his current and former employment agreements with the Company or any of its Subsidiaries and entered into the Raley Consulting Agreement.

        Section 6.2 Conditions to Obligation of the Company to Effect the Merger. The obligation of the Company to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

        Performance of Obligations; Representations and Warranties. Each of Parent and Sub shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Effective Time, each of the representations and warranties of Parent and Sub contained in this Agreement that is qualified by materiality shall be true and correct on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and the Company shall have received a certificate signed on behalf of Parent by its Chief Executive Officer or its Chief Financial Officer to such effect.

        Section 6.3 Conditions to Obligations of Parent and Sub to Effect the Merger. The obligations of Parent and Sub to effect the Merger shall be subject to the fulfillment at or prior to the Effective Time of the following additional conditions:

                (a) Performance of Obligations; Representations and Warranties. The Company shall have performed in all material respects each of its agreements contained in this Agreement required to be performed on or prior to the Effective Time, each of the representations and warranties of the Company contained in this Agreement that is qualified by materiality shall be true and correct on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct as of such certain date) and each of the representations and warranties that is not so qualified shall be true and correct in all material respects on and as of the Effective Time as if made on and as of such date (other than representations and warranties which address matters only as of a certain date which shall be true and correct in all material respects as of such certain date), in each case except as contemplated or permitted by this Agreement, and Parent shall have received a certificate signed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer to such effect.

                (b) Dissenting Shares. The aggregate number of Dissenting Shares shall not exceed 10% of the total number of Company Common Shares outstanding on the Closing Date.

                (c) Securitization. On or prior to the Effective Time, (i) the Company shall have entered into a securitization arrangement, that, assuming an April 30, 2003 cut off date, would clear the Company's GECC warehouse line and its warehouse line with Westside Funding Corporation of eligible receivables in the normal course of business or (ii) the Company shall have adequate available financing to terminate the GECC line.

                                    ARTICLE 7
                        TERMINATION, AMENDMENT AND WAIVER

        Section 7.1 Termination. This Agreement may be terminated at any time prior to the Effective Time, whether before or after any approval of the matters presented in connection with the Merger by the stockholders of the Company or
Parent:

                (a) by mutual written consent of Parent and the Company;

                (b) by either Parent or the Company if the other party shall have failed to comply in any material respect with any of its covenants or agreements contained in this Agreement required to be complied with prior to the date of such termination, which failure to comply has not been cured within thirty business days following receipt by such other party of written notice from the nonbreaching party of such failure to comply;

                (c) by either Parent or the Company if there has been (i) a breach by the other party (in the case of Parent, including any breach by Sub) of any representation or warranty that is not qualified as to materiality which has the effect of making such representation or warranty not true and correct in all material respects or (ii) a breach by the other party (in the case of Parent, including any breach by Sub) of any representation or warranty that is qualified as to materiality, in each case which breach has not been cured within thirty business days following receipt by the breaching party from the nonbreaching party of written notice of the breach;

                (d) by Parent or the Company if: (i) the Merger has not been effected on or prior to the close of business on July 31, 2003; provided, however, that the right to terminate this Agreement pursuant to this Section 7.1(d)(i) shall not be available to any party whose failure to fulfill any of its obligations contained in this Agreement has been the cause of, or resulted in, the failure of the Merger to have occurred on or prior to the aforesaid date; or (ii) any court or other Governmental Entity having jurisdiction over a party hereto shall have issued an order, decree or ruling or taken any other action permanently enjoining, restraining or otherwise prohibiting the consummation of the Merger and such order, decree, ruling or other action shall have become final and nonappealable;

                (e) by Parent or the Company if the stockholders of the Company do not approve this Agreement at the Company Stockholder Meeting or at any adjournment or postponement thereof; provided, however, that the Company may not terminate this Agreement pursuant to this Section 7.1(e) if the Company has not complied with its obligations under Sections 5.1 and 5.2 or has otherwise breached in any material respect its obligations under this Agreement in any manner that could reasonably have caused the failure of the stockholder approval to be obtained at the Company Stockholder Meeting;

                (f) by the Company or Parent due to the failure of Parent to have the financing needed to pay the Merger Consideration and the $620,000 of Redeemable Placement Debt;

                (g) by the Company if the Board of Directors of the Company determines that a Takeover Proposal constitutes a Superior Proposal. For purposes of this Agreement "Superior Proposal" means a Takeover Proposal that the Board of Directors of the Company determines in its good faith judgment, after consultation with its financial advisors, is more favorable to the Company's stockholders from a financial point of view than the Merger;

                (h) by Parent if (i) the Board of Directors of the Company shall not have recommended, or shall have resolved not to recommend, or shall have adversely qualified, adversely modified or withdrawn its recommendation of the Merger or declaration that the Merger is advisable and fair to and in the best interest of the Company and its stockholders, or shall have resolved to do so,
(ii) any person (other than Parent or its Affiliates) acquires or becomes the beneficial owner of 25% or more of the outstanding shares of Company Common Stock, (iii) the Board of Directors of the Company shall have recommended to the stockholders of the Company any Takeover Proposal involving the Company or shall have resolved to do so or (iv) a tender offer or exchange offer for 25% or more of the outstanding shares of capital stock of the Company is commenced, and the Board of Directors of the Company fails, within 10 business days of such commencement, to recommend against acceptance of such tender offer or exchange offer by its stockholders (including by taking no position with respect to the acceptance of such tender offer or exchange offer by its stockholders);

                (i) By Parent on or before April 30, 2003, if Parent in its good faith judgment, after review pursuant to Section 5.3 of the receivables and other assets held by Company and its Subsidiaries, determines that (i) any material portion of such receivables are not valid or not enforceable, or did not arise from bona fide transactions in the ordinary course of business, or are subject to counterclaims or setoffs, or were purchased without compliance with the Company's written standards, policies or procedures, or (ii) that the Company has failed to comply with the servicing requirements of applicable Servicing or Sale and Servicing Agreements, including without limitation (x) by modification of terms of receivables, such as by extension of payment due dates, or (y) by failure to charge off receivables defined therein as "Liquidated Contracts" or "Liquidated Receivables," or (z) by keeping records of its servicing activities that are inconsistent with the truth; or

                (j) By Parent if as of the Closing, the "total shareholders' equity" of the Company on a consolidated basis, determined in accordance with generally accepted accounting principles applied on a consistent basis with the Company's Annual Report (except as permitted for unaudited statements by Form 10-Q of the SEC and except that there shall be no reduction in such amount for the monthly fees of $133,000 payable to GECC since December 31, 2002) is less than the "total shareholders' equity" of the Company on a consolidated basis shown on the balance sheet as of December 31, 2002 included in the Company's Annual Report.

        The right of any party hereto to terminate this Agreement pursuant to this Section 7.1 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any party hereto, any person controlling any such party or any of their respective officers or directors, whether prior to or after the execution of this Agreement.

        Section 7.2 Effect of Termination. In the event of termination of this Agreement by either Parent or the Company, as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability hereunder on the part of the Company, Parent, Sub or their respective officers or directors (except for the Confidentiality Agreement and the entirety of Section 5.4, which shall survive the termination); provided, however, that nothing contained in this Section 7.2 shall relieve any party hereto from any liability for any willful breach of a representation or warranty contained in this Agreement or the breach of any covenant contained in this Agreement.

        Section 7.3 Amendment. This Agreement may be amended by the parties hereto, by or pursuant to action taken by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger at the Company Stockholder Meeting, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

        Section 7.4 Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein which may legally be waived. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.

                                    ARTICLE 8
                               GENERAL PROVISIONS

        Section 8.1 Nonsurvival of Representations and Warranties. The representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall terminate at the Effective Time.

        Section 8.2 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given when delivered personally, one day after being delivered to an overnight courier or when telecopied (with a confirmatory copy sent by overnight courier) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                (a) if to Parent or Sub, to:

                                 Consumer Portfolio Services, Inc.
                                 16355 Laguna Canyon Road
                                 Irvine, CA 92618-3801
                                 Attention: General Counsel
                                 Facsimile No.: (949) 753-6897

                with a copy to:

                                 Bingham McCutchen LLP
                                 399 Park Avenue
                                 New York, NY 10022-4689
                                 Attention: Ann F. Chamberlain
                                 Facsimile No.: (212) 752-5378

                (b) if to the Company, to:

                                 TFC Enterprises, Inc.
                                 5425 Robin Hood Road
                                 Norfolk, VA 23513
                                 Facsimile: (757) - 858-4093
                                 Telephone: (757) - 858-1400
                                 Attention: President

                with a copy to:

                                 Williams Mullen
                                 900 One Columbus Center
                                 Virginia Beach, VA  23462
                                 Telephone: (757) 473-5308
                                 Facsimile: (757) 473-0395
                                 Attention: John M. Paris Jr., Esq.

        Section 8.3 Interpretation. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. The table of contents, list of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation."

        Section 8.4 Counterparts. This Agreement may be executed in counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties.

        Section 8.5 Entire Agreement; No Third Party Beneficiaries. This Agreement and the Confidentiality Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof. This Agreement, except as provided in the next sentence, is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder. The parties hereto expressly intended the provisions of Sections 5.8 and 5.10 to confer a benefit upon and be enforceable by, as third party beneficiaries of this Agreement, the third persons referred to in, or intended to be benefited by such provision.

        Section 8.6 Governing Law.

                (a) This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

                (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any Delaware State court or federal court of the United States of America sitting in Delaware, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any action or proceeding may be heard and determined in any such Delaware State court or, to the extent permitted by law, in such federal court. Such party agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                (c) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any Delaware State or federal court. Such party hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

                (d) EACH OF THE PARTIES HEREBY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

        Section 8.7 Assignment. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties.

        Section 8.8 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other terms, conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic and legal substance of the transactions contemplated hereby are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement may be consummated as originally contemplated to the fullest extent possible.

                                    * * * * *

                      REMAINDER OF PAGE INTENTIONALLY BLANK

        IN WITNESS WHEREOF, Parent, Sub and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized all as of the date first written above.

CONSUMER PORTFOLIO SERVICES, INC.

By: /s/ Charles E. Bradley
     ---------------------
Name: Charles E. Bradley
Its: President

CPS MERGERSUB, INC.

By: /s/ Charles E. Bradley
    ----------------------
Name: Charles E. Bradley
Its: President

TFC ENTERPRISES, INC.

By: /s/ Ronald G. Tray
    ----------------------
Name: Ronald G. Tray
Its: President

                                                                      Appendix B
                  [LETTERHEAD OF HOULIHAN LOKEY HOWARD & ZUKIN]

March 28, 2003

Board of Directors
TFC Enterprises, Inc.
5425 Robin Hood Road
Suite 101B
Norfolk, VA 23513

Gentlemen:

We understand that TFC Enterprises, Inc. ("the Company") is contemplating entering into a merger agreement whereby the Company will be merged with Consumer Portfolio Services, Inc ("CPSS"). Each of the Company's issued and outstanding common shares will, by virtue of the merger, be converted into the right to receive $1.87 in cash, without interest, and the shares will be cancelled. Further, each option to acquire shares of Company Common Stock outstanding immediately prior to the effective time of the merger, that is vested and exercisable at that time, shall be cancelled and converted into the fully vested right to receive the excess of $1.87, if any, over the exercise price per share for which shares of Company common stock may be acquired pursuant to the option. Additionally, GE Capital Corporation's 1,135,288 outstanding warrants will be repurchased for $167,000. The merger implies an equity value for the Company of approximately $22 million. Such transaction and other related transactions are referred collectively herein as the "Transaction".

You have requested our opinion (the "Opinion") as to the matters set forth above. The Opinion does not address the Company's underlying business decision to effect the Transaction. We have not been requested to, and did not, solicit third party indications of interest in acquiring all or any part of the Company. Furthermore, at your request, we have not negotiated the Transaction or advised you with respect to alternatives to it.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

        1. reviewed the Company's recent public filings;

        2. visited the Company's headquarters in Norfolk, VA and held discussions with certain members of the senior management of the Company to discuss certain issues regarding the Company's operations and its prospects;

Board of Directors
TFC Enterprises, Inc.
March 28, 2003

                                       -2-

        3. reviewed the historical market prices and trading volume for the Company's publicly traded common stock;

        4. reviewed certain other publicly available financial data for certain companies that we deem comparable to the Company, including prices and premiums paid in other transactions;

        5. reviewed the Company's projections and cashflow for 2003 under certain scenarios;

        6. reviewed the Company's interim financial statements for the period ending February 28, 2003;

        7. reviewed the draft Merger Agreement;

        8. discussed the terms of the draft Merger Agreement with certain members of the senior management of the Company and Williams Mullen (the Company's legal counsel); and

        9. conducted such other studies, analyses and inquires as we have deemed appropriate.

We have relied upon and assumed, without independent verification, that the financial forecasts and projections provided to us have been reasonably prepared and reflect the best currently available estimates of the future financial results and condition of the Company, and that there has been no material change in the assets, financial condition, business or prospects of the Company since the date of the most recent financial statements made available to us.

We have not independently verified the accuracy and completeness of the information supplied to us with respect to the Company and do not assume any responsibility with respect to it. We have not made any physical inspection or independent appraisal of any of the properties or assets of the Company. Our opinion is necessarily based on business, economic, market and other conditions as they exist and can be evaluated by us at the date of this letter. For purposes of this opinion, we have assumed that this Company is not currently involved in any material transaction other than the Transaction, and those activities undertaken in the ordinary course of conducting its business.

This Opinion is furnished for your benefit and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Transaction. This Opinion is delivered to each recipient subject to the conditions, scope of engagement, limitations and understandings set forth in this Opinion, and subject to the understanding that the obligations of Houlihan Lokey in the Transaction are solely corporate obligations, and no officer, director, employee, agent, shareholder or controlling person of Houlihan Lokey shall be subjected to any personal liability whatsoever to any person, nor will any such claim be asserted by or on behalf of you or your affiliates.

Board of Directors
TFC Enterprises, Inc.
March 28, 2003

                                       -3-

Based upon the foregoing, and in reliance thereon, it is our opinion that the consideration to be received by the public stockholders of the Company in connection with the Transaction is fair to them from a financial point of view.

/s/ Houlihan Lokey Howard & Zukin Financial Advisors, Inc.
----------------------------------------------------------
HOULIHAN LOKEY HOWARD & ZUKIN FINANCIAL ADVISORS, INC.

                                                                      Appendix C
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

Section 262. Appraisal Rights.

        (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to (S) 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to (S) 251 (other than a merger effected pursuant to (S) 251(g) of this title), (S) 252, (S) 254, (S) 257, (S) 258, (S) 263 or (S) 264 of
this title:

                (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either

                        (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or

                        (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of (S) 251 of this title.

                (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to (S)(S) 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                        a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                        b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                        c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                        d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under (S) 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

        (d) Appraisal rights shall be perfected as follows:

                (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                (2) If the merger or consolidation was approved pursuant to (S) 228 or (S) 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constitutent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constitutent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto.

Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                              TFC ENTERPRISES, INC.
                              5425 ROBIN HOOD ROAD
                             NORFOLK, VIRGINIA 23513

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Robert S. Raley, Jr. and Ronald G. Tray and each of them with power of substitution in each, as proxies to appear and vote, as designated below, all common stock of TFC Enterprises, Inc. held of record by the undersigned on April 15, 2003, at the Special Meeting of Stockholders to be held on May 20, 2003, and at all postponements and adjournments thereof. The Board of Directors recommends a vote FOR the proposed transaction.

[ ] FOR
[ ] AGAINST
[ ] ABSTAIN

        Approval and Adoption of the Agreement and Plan of Merger, dated as of March 31, 2003, among TFC Enterprises, Inc., Consumer Portfolio Services, Inc. and CPS MergerSub, Inc. and the consummation of the transactions contemplated thereby.

        In their discretion, the proxies are authorized to vote upon such other business matters as properly may come before the Special Meeting and any postponements and adjournments thereof.

        INSTRUCTION: TO VOTE FOR THE TRANSACTION, CHECK THE BOX MARKED "FOR," TO VOTE AGAINST THE TRANSACTION, CHECK THE BOX MARKED "AGAINST." TO ABSTAIN, CHECK THE BOX MARKED "ABSTAIN." (OVER)

        THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED. IF NO INDICATION IS MADE, IT WILL BE VOTED IN FAVOR OF THE PROPOSAL LISTED ON THIS CARD.

Dated this _______ day of ____________________, 2003


-------------------------------------
Signature

-------------------------------------
Printed Name

-------------------------------------
Social Security Number

        Please print, date and SIGN as name appears on proxy. When shares are held by joint tenants, both should print and sign. (When signing in a fiduciary or representative capacity, give full title as such.)

        PLEASE MARK, DATE AND SIGN THIS PROXY, INDICATING ANY CHANGE OF ADDRESS, AND RETURN IN THE ENCLOSED ENVELOPE ON OR BEFORE May 20, 2003.

                                        2